                                                               EXHIBIT NO. 99.14

                        COLT 2007-SN1 SERVICING AGREEMENT

                                      AMONG

                        CENTRAL ORIGINATING LEASE TRUST,

                                    GMAC LLC,
                                   AS SERVICER

                                       AND

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                            AS COLT INDENTURE TRUSTEE

                            DATED AS OF JUNE 7, 2007

                                TABLE OF CONTENTS

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
                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS....................................................     1
   SECTION 1.01 Definitions..............................................     1

ARTICLE II ADMINISTRATION AND SERVICING OF LEASE ASSETS..................     1
   SECTION 2.01 Duties of the Servicer...................................     1
   SECTION 2.02 Collection of Series 2007-SN1 Lease Payments and Pull
                Ahead Payments...........................................     3
   SECTION 2.03 Collection and Application of Security Deposits..........     4
   SECTION 2.04 Voluntary Early Terminations.............................     5
   SECTION 2.05 Realization Upon Defaulted Series 2007-SN1 Lease Assets..     5
   SECTION 2.06 Scheduled Expiration of Series 2007-SN1 Leases...........     5
   SECTION 2.07 Payment and Reimbursement of Liquidation Expenses........     6
   SECTION 2.08 Maintenance of Insurance Policies........................     6
   SECTION 2.09 Maintenance of Enforceable Ownership Interest, Beneficial
                Ownership Interest and Security Interest in the Related
                Vehicles.................................................     6
   SECTION 2.10 Custody of Lease Files...................................     6
   SECTION 2.11 Waivers, Modifications and Extensions on the Series
                2007-SN1 Lease Assets....................................     7
   SECTION 2.12 Covenants, Representations and Warranties of Servicer....     8
   SECTION 2.13 Purchase of Series 2007-SN1 Lease Assets Upon Breach of
                Covenant.................................................     9
   SECTION 2.14 Basic Servicing Fees; Additional Servicing Fees;
                Supplemental Servicing Fees; Payment of Certain Expenses
                by Servicer..............................................    10
   SECTION 2.15 Servicer's Certificate...................................    11
   SECTION 2.16 Annual Statement as to Compliance; Notice of Servicer
                Default..................................................    12
   SECTION 2.17 Annual Report of Assessment of Compliance with Servicing
                Criteria.................................................    13
   SECTION 2.18 Access to Certain Documentation and Information Regarding
                Series 2007-SN1 Lease Assets.............................    13
   SECTION 2.19 Series 2007-SN1 Lease Assets Schedule....................    13
   SECTION 2.20 Additional Servicer Duties...............................    14
   SECTION 2.21 Transfers of Legal Title to Vehicle......................    15

ARTICLE III ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS.....................    15
   SECTION 3.01 Establishment of COLT Collection Account and Payment
                Ahead Servicing Account..................................    15
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                                       -i-

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 3.02 Reserve Account..........................................    18
   SECTION 3.03 Distributions............................................    19
   SECTION 3.04 COLT Collections.........................................    21
   SECTION 3.05 Application of COLT Collections..........................    21
   SECTION 3.06 Advances.................................................    22

ARTICLE IV THE SERVICER..................................................    23
   SECTION 4.01 Liability of Servicer; Indemnities.......................    23
   SECTION 4.02 Merger or Consolidation of, or Assumption of the
                Obligations of, the Servicer.............................    24
   SECTION 4.03 Limitation on Liability of Servicer and Others...........    25
   SECTION 4.04 Delegation of Duties.....................................    26
   SECTION 4.05 Servicer Not to Resign...................................    26

ARTICLE V SERVICER DEFAULTS..............................................    26
   SECTION 5.01 Servicer Defaults........................................    26
   SECTION 5.02 Consequences of a Servicer Default.......................    27
   SECTION 5.03 COLT Indenture Trustee to Act; Appointment of Successor..    28
   SECTION 5.04 Notification to the Series 2007-SN1 Further Holders and
                the Rating Agencies......................................    28
   SECTION 5.05 Waiver of Past Servicer Defaults.........................    29
   SECTION 5.06 Repayment of Outstanding Advances........................    29

ARTICLE VI OPTIONAL PURCHASE; TERMINATION................................    29
   SECTION 6.01 Optional Repurchase of All Series 2007-SN1 Lease Assets..    29
   SECTION 6.02 Termination of Agreement.................................    29

ARTICLE VII MISCELLANEOUS PROVISIONS.....................................    30
   SECTION 7.01 Amendment................................................    30
   SECTION 7.02 Protection of Title to COLT..............................    31
   SECTION 7.03 Notices..................................................    32
   SECTION 7.04 Governing Law............................................    32
   SECTION 7.05 Severability of Provisions...............................    32
   SECTION 7.06 Third-Party Beneficiaries................................    32
   SECTION 7.07 Headings.................................................    32
   SECTION 7.08 Binding Effect...........................................    32
   SECTION 7.09 Execution in Counterparts................................    32
   SECTION 7.10 Rights Cumulative........................................    32

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 7.11 Further Assurances.......................................    33
   SECTION 7.12 No Waiver................................................    33
   SECTION 7.13 Series Liabilities.......................................    33
   SECTION 7.14 No Bankruptcy Petition...................................    33
   SECTION 7.15 Limitation of Liability..................................    33
   SECTION 7.16 Assignment...............................................    34
   SECTION 7.17 Information to Be Provided by the COLT Indenture
                Trustee..................................................    34

                                    EXHIBITS

EXHIBIT A   COLT Series Definitions

EXHIBIT B   Form of COLT Custodian Agreement

EXHIBIT C   Form of COLT Pull Ahead Funding Agreement

                        COLT 2007-SN1 SERVICING AGREEMENT

     THIS COLT 2007-SN1 SERVICING AGREEMENT, dated as of June 7, 2007 (this "COLT Servicing Agreement" or this "Agreement"), is between CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory trust ("COLT"), GMAC LLC, a Delaware limited liability company ("GMAC"), as servicer (the "Servicer"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., national banking association organized under the laws of the United States of America, as COLT Indenture Trustee (the "COLT Indenture Trustee").

     WHEREAS, Deutsche Bank Trust Company Delaware, as COLT Owner Trustee (the "COLT Owner Trustee") has entered into the Declaration of Trust, dated as of December 13, 2006, acknowledged, accepted and agreed by Central Originating Lease, LLC, a Delaware limited liability company ("COLT, LLC"), as Residual Certificateholder (as amended, modified or otherwise supplemented from to time, the "Declaration of Trust");

     WHEREAS, the COLT Owner Trustee and COLT, LLC, as the Residual Certificateholder, are entering into a COLT 2007-SN1 Supplement to the Declaration of Trust, dated as of the date hereof, to segregate the Series 2007-SN1 Lease Assets into a separate Series under the Declaration of Trust;

     WHEREAS, COLT and the COLT Indenture Trustee are entering into the COLT Indenture, dated as of the date hereof, to provide for the issuance of the COLT 2007-SN1 Secured Notes;

     WHEREAS, the parties desire to enter into this Agreement to provide for, among other things, the servicing of Series 2007-SN1 Lease Assets by the Servicer;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 Definitions. Capitalized terms used in this Agreement are defined in and shall have the meanings assigned to them in the COLT Series Definitions attached as Exhibit A, or if not defined therein, shall have the meanings assigned to them in the COLT Program Definitions attached as Exhibit I to the Declaration of Trust. All references herein to "this Agreement" are to this COLT Servicing Agreement as it may be amended, supplemented or otherwise modified from time to time.

                                   ARTICLE II
                  ADMINISTRATION AND SERVICING OF LEASE ASSETS

     SECTION 2.01 Duties of the Servicer.

     (a) The Servicer is hereby authorized to act as agent for COLT and in such capacity shall manage, service, administer and make collections on and dispositions of the Series 2007-SN1 Lease Assets in accordance with this Agreement with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable automotive leases that it services for itself or others. Each of the COLT 2007-SN1 Secured Noteholders and the COLT 2007-SN1 Certificateholder, by acceptance of a COLT 2007-SN1 Secured Note or the COLT 2007-SN1 Certificate, as the case may be, authorizes the Servicer to service, administer and make payments on its COLT 2007-SN1 Secured Note or its COLT 2007-SN1 Certificate as provided herein. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer set forth herein and in any other COLT 2007-SN1 Basic Document to which the Servicer is a party with respect to the Series 2007-SN1 Lease Assets, the COLT 2007-SN1 Secured Notes and the COLT 2007-SN1 Certificates.

     (b) The Servicer's duties shall include collecting and posting of all payments, responding to inquiries of Lessees, remarketing returned Vehicles, investigating delinquencies, sending billing statements or coupon books to Lessees, reporting required tax information (if any) to Lessees, policing the Vehicles, monitoring the status of insurance policies with respect to the Lessees and the Vehicles, accounting for collections and furnishing monthly and annual statements to COLT with respect to distributions, generating federal income tax information, giving, on a timely basis, any required notices or instructions to the COLT Owner Trustee under the Declaration of Trust, giving any required instructions to VAULT under the VAULT Trust Agreement and performing the other duties specified herein or in any other COLT 2007-SN1 Basic Document. Subject to the provisions of this Agreement, the Servicer shall follow its Customary Servicing Practices and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administering and collecting that it may deem necessary or desirable.

     (c) Without limiting the generality of the foregoing, the Servicer is hereby designated by COLT as the true and lawful attorney and agent for and on behalf of COLT, with full power and authority to perform any and all acts related to managing, servicing, administering and collecting any part of the COLT 2007-SN1 Trust Estate and any and all acts otherwise required or permitted to be performed by the Servicer under this Agreement and the other COLT 2007-SN1 Basic Documents and is hereby authorized and empowered by COLT to execute and deliver, in its own name or on behalf of COLT, or both of them, as the case may be, any and all instruments of satisfaction, extension or cancellation, or of partial release or discharge, and all other comparable instruments, with respect to Series 2007-SN1 Lease Assets. The Servicer also has the right, power and authority to designate in writing other Persons as true and lawful attorneys and agents for and on behalf of COLT to do anything that the Servicer has the power to do under this Agreement or the other COLT 2007-SN1 Basic Documents; provided, however, that notwithstanding any such designation, the Servicer shall remain liable for the performance of the duties and obligations of the Servicer hereunder and thereunder.

     (d) In addition, the Servicer shall have the full power and authority to do or cause to be done any and all things in connection with the servicing and administration of the Series 2007-SN1 Lease Assets that the Servicer may deem necessary or desirable in connection with arranging for the sale or other liquidation of the Vehicles upon its receipt of possession thereof. In connection with any such sale or other liquidation of any such Vehicle, other than any sale directly or indirectly of such Vehicle to the related Lessee in accordance with the related Series 2007-SN1 Lease, the Servicer shall use commercially reasonable efforts to maximize the Sale Proceeds received in connection with the sale or other liquidation of any such Vehicle; provided,

                                                             Servicing Agreement
                                                                 (COLT 2007-SN1)
however, that the Servicer shall have no liability to COLT or the Series 2007-SN1 Further Holders in connection with any sale or other liquidation of a Vehicle related to a Series 2007-SN1 Lease Asset to the extent the Servicer arranges for such sale or other liquidation of such Vehicle in accordance with its Customary Servicing Practices.

     (e) The Servicer is hereby authorized to commence, in its own name or in the name of COLT, a legal proceeding to enforce a defaulted Series 2007-SN1 Lease Asset as contemplated by Section 2.05, to enforce all obligations of COLT under this Agreement and the other COLT 2007-SN1 Basic Documents or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Series 2007-SN1 Lease Asset. If the Servicer commences or participates in such a legal proceeding in its own name, COLT shall thereupon be deemed to have automatically assigned such Series 2007-SN1 Lease Asset to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is hereby authorized and empowered by COLT to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. COLT shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the other COLT 2007-SN1 Basic Documents. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Series 2007-SN1 Lease Asset on the grounds that it is not a real party in interest or a holder entitled to enforce such Series 2007-SN1 Lease Asset, the COLT Owner Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce such Series 2007-SN1 Lease Asset, including bringing such suit or proceeding in the COLT Owner Trustee's name.

     SECTION 2.02 Collection of Series 2007-SN1 Lease Payments and Pull Ahead Payments.

     (a) The Servicer shall make commercially reasonable efforts to collect all payments called for under the terms and provisions of the Series 2007-SN1 Leases as and when the same shall become due in accordance with the Servicer's Customary Servicing Practices; provided, however, that any waiver, extension or modification of the terms of any Series 2007-SN1 Lease shall be granted by the Servicer solely (i) pursuant to a Pull Ahead Program in accordance and upon full compliance with the COLT Pull Ahead Funding Agreement, which shall be substantially in the form attached as Exhibit C hereto, or (ii) in accordance with Section 2.11; and provided, further, that the Servicer shall have no obligation to collect any payments required under any Administrative Lease Asset or Warranty Lease Asset following COLT's receipt of the related Administrative Purchase Payment or Warranty Payment, as applicable.

     (b) If GMAC, in its capacity as agent for General Motors, or General Motors institutes a Pull Ahead Program, the Servicer shall permit a Lessee under a Series 2007-SN1 Lease Asset to participate in such Pull Ahead Program, and the Servicer shall modify such Series 2007-SN1 Lease by accepting the Pull Ahead Payment from GMAC in lieu of receiving all or a portion of the remaining Monthly Lease Payments from the related Lessee, if, (but only if) the conditions to participation specified in the proviso to the first sentence of Section 2.01 of the COLT Pull Ahead Funding Agreement have been satisfied. On the first business day of each Collection Period, the Servicer (if the Servicer is not GMAC) shall notify the Pull Ahead Agent of the identity of all Series 2007-SN1 Lease Assets that have become Pull Ahead Lease Assets during the immediately preceding Collection Period and the total amount of Pull Ahead Payments paid and remaining to be paid with respect to each such Pull Ahead Lease Asset. If GMAC, as agent for General Motors, does not timely deposit all Pull Ahead Payments in the Collection Account, the Servicer (including any successor servicer) shall use commercially reasonable efforts to collect any such unpaid Pull Ahead Payments. Consistent with the foregoing, only the Servicer (or any replacement servicer or delegate of the Servicer) shall be entitled to modify the Series 2007-SN1 Lease related to any Pull Ahead Lease Asset; provided, however, that any such modification shall be subject to and consistent with the provisions of this Agreement. Consistent with the foregoing, and notwithstanding anything to the contrary contained in this Agreement (including Section 4.04) or any other COLT 2007-SN1 Basic Document, General Motors shall have no right (and the Servicer shall not allow General Motors) to waive, extend or modify any provision of any Series 2007-SN1 Lease whether in connection with a Pull Ahead Program or otherwise. In connection with any Pull Ahead Lease Asset, the Servicer shall charge the related Lessee any applicable Excess Wear and Excess Mileage Charges in accordance with the related Series 2007-SN1 Lease and the Servicer's Customary Servicing Practices, and the Servicer shall deposit any amounts received from the related Lessee on account thereof into the COLT Collection Account in accordance with Section 3.04.

     (c) Upon the return of a Vehicle to a Dealer following the expiration or termination of the related Series 2007-SN1 Lease, the Servicer shall cause the Dealer or an independent third party to inspect such Vehicle to ascertain whether Excess Wear and Excess Mileage Charges are due and whether there is a need for any repairs, and shall cause the Dealer or an independent third party to deliver a vehicle condition report to the Servicer. The Servicer shall require the Lessee to pay the Excess Wear and Excess Mileage Charges for each Vehicle in accordance with the terms of the applicable Series 2007-SN1 Lease.

     SECTION 2.03 Collection and Application of Security Deposits.

     (a) The Servicer shall separately account for any Security Deposit related to the Series 2007-SN1 Lease Assets remitted to it or to COLT as agent and bailee for COLT, and shall apply the proceeds of such Security Deposits in accordance with applicable law, its Customary Servicing Practices and the Series 2007-SN1 Leases, including that the Servicer shall use the Security Deposit in respect of any defaulted Series 2007-SN1 Lease for the payment of any amount resulting from the related Lessee's default or failure to pay all amounts required to be paid under such Series 2007-SN1 Lease and any Excess Wear and Excess Mileage Charges.

     (b) In any Collection Period in which a Series 2007-SN1 Lease becomes a Liquidating Lease Asset, the Servicer shall deposit into the COLT Collection Account in accordance with Section 3.04, to the extent permitted by such Series 2007-SN1 Lease and applicable law, an amount equal to the lesser of (i) the related Security Deposit and (ii) any amount to which the related Security Deposit shall apply in accordance with such Series 2007-SN1 Lease and applicable law, and such amount shall become part of the COLT Collections on such Series 2007-SN1 Lease Asset for such Collection Period. The remainder of the related Security Deposit for any such Series 2007-SN1 Lease Asset, after the deposit of the amounts, if any, referenced in the preceding sentence, shall be returned to the related Lessee by the Servicer; provided, however, that the Servicer may separately account for a Security Deposit (including any interest therein) until the Lessee has repaid all other charges owed under such Series 2007-SN1 Lease. As additional servicing compensation and as part of its Supplemental Servicing Fee, the Servicer shall also be entitled to the earnings from the investment of Security Deposits retained as and to the extent permitted by applicable law and the applicable Series 2007-SN1 Lease and to the extent not required to be paid to the Lessees.

     SECTION 2.04 Voluntary Early Terminations. If under any Series 2007-SN1 Lease the Lessee exercises its option to terminate such Series 2007-SN1 Lease prior to its Scheduled Lease End Date, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to the related Vehicle to the Person purchasing the related Vehicle. If neither the Lessee nor the Dealer purchases the related Vehicle, the Servicer shall, as soon as reasonably practicable, consign such Vehicle to a motor vehicle wholesale or retail dealer for resale, sell such Vehicle at a private or public sale or take other commercially reasonable actions in order to dispose of such Vehicle. In connection with the sale of any Vehicle in accordance with this Section 2.04, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to such Vehicle to the purchaser thereof.

     SECTION 2.05 Realization Upon Defaulted Series 2007-SN1 Lease Assets. The Servicer shall use commercially reasonable efforts, consistent with its Customary Servicing Practices, to repossess or otherwise comparably gain control of any Vehicle that it has reasonably determined should be repossessed or otherwise controlled following a default under the related Series 2007-SN1 Lease. The Servicer shall follow its Customary Servicing Practices, which practices, policies and procedures may include, among other things, exercising commercially reasonable efforts to realize upon any recourse to any Dealers, consigning a Vehicle to a motor vehicle wholesale or retail dealer for resale, selling such Vehicle at a public or private sale and taking other actions in order to realize upon such Series 2007-SN1 Lease and/or Vehicle. The Servicer is authorized to commence legal proceedings with respect to a Lease Asset in its own name or in the name of COLT. In connection with the sale of any Vehicle in accordance with this Section 2.05, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to such Vehicle to the purchaser thereof. The Servicer is hereby authorized to exercise its discretion consistent with its Customary Servicing Practices and the terms of the COLT 2007-SN1 Basic Documents, in servicing the Liquidating Lease Assets so as to maximize the net collection of those Liquidating Lease Assets, including the discretion to choose to sell or not to sell any of the Liquidating Lease Assets on behalf of COLT.

     SECTION 2.06 Scheduled Expiration of Series 2007-SN1 Leases. At the Scheduled Lease End Date for each Series 2007-SN1 Lease (or, with respect to any Extended Lease, the date to which such Scheduled Lease End Date has been extended), if the Lessee elects to exercise its option under such Lease to purchase the related Vehicle, the Servicer shall determine whether the Dealer that originated such Lease or COLT will sell the Vehicle to the Lessee. If the Dealer is to sell the Vehicle to the Lessee, upon receipt of the purchase price for such Vehicle from the Dealer and upon direction from the Dealer, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to such Vehicle to the Lessee. If COLT is to sell the Vehicle to the Lessee, upon receipt of the Lessee Purchase Amount, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to such Vehicle to the Lessee. If the Lessee does not exercise its option to purchase the related Vehicle at the Scheduled Lease End Date (or, with respect to any Extended Lease, the date to which such Scheduled Lease End Date has been extended), the Servicer shall determine if a Dealer will purchase such Vehicle. If a Dealer elects to purchase the related Vehicle, upon receipt of the purchase price for such Vehicle from the Dealer, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to such Vehicle to such Dealer. If neither the Lessee nor a Dealer purchases the related Vehicle, the Servicer shall, as soon as reasonably practicable, consign such Vehicle to a wholesale or retail motor vehicle dealer for resale, sell such Vehicle at a private or public sale or take other commercially reasonable actions in order to dispose of such Vehicle. In connection with the sale of any Vehicle in accordance with this Section 2.06, the Servicer shall, on behalf of COLT, give instructions to VAULT to convey title to such Vehicle to the purchaser thereof.

     SECTION 2.07 Payment and Reimbursement of Liquidation Expenses.

     (a) In connection with the repossession or sale of any Vehicle, the Servicer shall be entitled, if such Vehicle shall have sustained any damage, to expend funds in connection with any repair or towards the repossession of such Vehicle if it has determined in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the Vehicle and related Series 2007-SN1 Lease by an amount greater than the amount of such expenses.

     (b) The Servicer shall be entitled to be reimbursed for the amount of any Liquidation Expenses it has paid with respect to each Series 2007-SN1 Lease Asset at such time as the related Vehicle has been sold or otherwise disposed of by the Servicer in accordance with Section 3.03(b)(iii).

     SECTION 2.08 Maintenance of Insurance Policies.

     The Servicer shall, in accordance with its Customary Servicing Practices, require that each Lessee shall have obtained all insurance required to be obtained by the Lessee under the applicable Series 2007-SN1 Lease. The Servicer shall, in accordance with its Customary Servicing Practices, monitor such insurance with respect to such Series 2007-SN1 Lease. If a Lessee under any Series 2007-SN1 Lease Asset fails to obtain or maintain any insurance required under the related Series 2007-SN1 Lease, the Servicer shall act in accordance with its Customary Servicing Practices.

     SECTION 2.09 Maintenance of Enforceable Ownership Interest, Beneficial Ownership Interest and Security Interest in the Related Vehicles. The Servicer shall, in accordance with its Customary Servicing Practices, take such steps as are necessary to (a) establish and maintain the enforceable ownership interest of VAULT in the Vehicles related to the Series 2007-SN1 Lease Assets in accordance with the VAULT Trust Agreement, (b) establish and maintain COLT's beneficial ownership interest in the Vehicles related to the Series 2007-SN1 Lease Assets in accordance with the VAULT Trust Agreement and (c) establish and maintain the perfection of the COLT 2007-SN1 Secured Noteholders' security interest in the Vehicles related to the Series 2007-SN1 Lease Assets. Each COLT 2007-SN1 Secured Noteholder hereby authorizes the Servicer to re-perfect such security interest on its behalf as may be needed from time to time.

     SECTION 2.10 Custody of Lease Files. Simultaneously with the execution and delivery of this Agreement, COLT shall enter into the COLT Custodian Agreement with the COLT Custodian pursuant to which COLT shall revocably appoint the COLT Custodian, and the

COLT Custodian shall accept such appointment, to act as the agent of COLT as COLT Custodian of the following documents or instruments, which shall be constructively delivered to COLT with respect to each Series 2007-SN1 Lease Asset on behalf of the COLT 2007-SN1 Secured Noteholders:

     (a) the fully executed original of such Series 2007-SN1 Lease;

     (b) documents evidencing or related to any insurance policy covering the related Vehicle;

     (c) the original application of each Lessee, fully executed by each Lessee on a form that meets GMAC's customary origination standards;

     (d) where permitted by law, the original certificate of title (as soon as it is received) and otherwise such documents, if any, that GMAC keeps on file in accordance with its customary procedures indicating that title to the Vehicle is in the name of VAULT and an interest as first lienholder or secured party is in the name of GMAC; and

     (e) any and all other documents that GMAC keeps on file in accordance with its customary procedures relating to any Series 2007-SN1 Lease, Lessee or related Vehicle, including any written modifications or extensions.

     SECTION 2.11 Waivers, Modifications and Extensions on the Series 2007-SN1 Lease Assets.

     (a) The Servicer may, in its discretion and in accordance with its Customary Servicing Practices: (i) waive any late payment charge or penalty interest provision or any other provision of any Series 2007-SN1 Lease; (ii) extend the term of any Series 2007-SN1 Lease and/or the due date for any payment due from the Lessee thereunder; (iii) modify any provision of any Series 2007-SN1 Lease; (iv) accept extended performance under any Series 2007-SN1 Lease; and (v) take any other action to waive, extend or modify any of the obligations of the Lessee under any Series 2007-SN1 Lease; provided, however, that the Servicer shall not grant any such waiver, extension or modification or take any other action if such waiver, extension, modification or other action would (A) impair the enforceable ownership interest of VAULT, the beneficial ownership interest of COLT, the Lien of the COLT 2007-SN1 Secured Noteholders in the related Vehicle or the Lien of the COLT Indenture Trustee for the ratable benefit of the COLT 2007-SN1 Secured Noteholders in such Series 2007-SN1 Lease,
(B) reduce the aggregate dollar amount of the Monthly Lease Payments due under any Series 2007-SN1 Lease Asset, (C) extend the term of any Series 2007-SN1 Lease Asset beyond the last day of the sixth Collection Period immediately preceding the Final Maturity Date of the related COLT 2007-SN1 Secured Note, or
(D) modify the amounts due from the Lessee upon the termination of any Series 2007-SN1 Lease, except that the Servicer may reduce the Lessee Purchase Amount under any Series 2007-SN1 Lease Asset to the extent that the Servicer has determined, in its discretion, that the reduction of such Lessee Purchase Amount is reasonably likely to maximize the Sale Proceeds received by the Servicer in connection with the sale or other liquidation of the related Vehicle; and provided, further, that the foregoing provisions shall not prohibit the Servicer's waiver of the

Lessee's payment of all or a portion of the remaining Monthly Lease Payments with respect to any Pull Ahead Lease Asset pursuant to Section 2.02(b).

     (b) Notwithstanding any waiver, extension, modification or other action taken by the Servicer with respect to a Series 2007-SN1 Lease in accordance with
Section 2.11(a), the Servicer may (but shall not be obligated to) make Monthly Payment Advances and Residual Advances in accordance with Section 3.06 and shall calculate the ABS Value of such Series 2007-SN1 Lease Asset as if such waiver, extension, modification or other action had not occurred.

     SECTION 2.12 Covenants, Representations and Warranties of Servicer.

     (a) The Servicer covenants, with respect to each Series 2007-SN1 Lease Asset, that from and after the Series 2007-SN1 Closing Date:

          (i) Legal Title to Vehicles. Except as otherwise expressly contemplated by this Agreement and the VAULT Trust Agreement, the Servicer shall maintain VAULT as the legal title holder of the related Vehicles;

          (ii) No Impairment. The Servicer shall do nothing to impair the rights of COLT or the Series 2007-SN1 Further Holders in and to such Series 2007-SN1 Lease Assets and shall not create or permit to exist on any of the Series 2007-SN1 Lease Asset any Lien that arises from any act or omission of the Servicer or with respect to which the Servicer has any payment liability; provided, however, that the foregoing covenant shall not limit or impair the Servicer's right to receive payments owing to it hereunder, including repayment of Advances made pursuant to the terms hereof; and

          (iii) Payment of Sales and Use Tax Amounts and other State Tax Covenants. The Servicer shall use commercially reasonable efforts to pay all amounts it has received from the Lessee under such Series 2007-SN1 Lease Asset with respect to Sales and Use Tax Amounts to the applicable taxing authorities as the same shall become due and payable under applicable law. Upon having actual knowledge of any Lien of any applicable State taxing authority upon such Series 2007-SN1 Lease Asset, the Servicer shall use commercially reasonable efforts to cause any such Series 2007-SN1 Lease Asset to be released from such Lien.

     (b) The Servicer hereby represents and warrants as of the Series 2007-SN1 Closing Date:

          (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and has the power, authority and legal right to service the Series 2007-SN1 Lease Assets;

          (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Series 2007-SN1 Lease Assets as required by this Agreement) requires such qualification;

          (iii) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and each other COLT 2007-SN1 Basic Document to which it is a party and to carry out its terms, and the execution, delivery and performance of this Agreement and each other COLT 2007-SN1 Basic Document to which the Servicer is a party have been duly authorized by the Servicer by all necessary limited liability company action;

          (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v) No Violation. The consummation of the transactions contemplated by this Agreement and each other COLT 2007-SN1 Basic Document to which the Servicer is a party, and the fulfillment of the terms of this Agreement and each other COLT 2007-SN1 Basic Document to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties; and

          (vi) No Proceedings. There are no Proceedings pending or, to the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any other COLT 2007-SN1 Basic Document, (B) seeking to prevent the issuance of the COLT 2007-SN1 Secured Notes or the consummation of any of the transactions contemplated by this Agreement or any other COLT 2007-SN1 Basic Document, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any other COLT 2007-SN1 Basic Document.

     SECTION 2.13 Purchase of Series 2007-SN1 Lease Assets Upon Breach of Covenant.

     (a) Upon discovery by the Servicer, the COLT Owner Trustee or any Series 2007-SN1 Further Holder of a breach of any of the covenants set forth in Sections 2.09, 2.11(a) and 2.12(a) that materially and adversely affects any Series 2007-SN1 Lease Asset, the party discovering such breach shall give prompt written notice to the others. As of the last day of the second Collection Period following its discovering or receiving notice of such breach (or, at the Servicer's election, the last day of the first Collection Period so following), the Servicer shall, unless it shall have cured such breach in all material respects, purchase from COLT any Series 2007-SN1 Lease Asset materially and adversely affected by such breach and, on or prior to the related Payment Date, the Servicer shall deposit to the COLT Collection Account the Administrative Purchase Payment, and shall be entitled to receive the Released Administrative Amount, if any. The obligation of the Servicer to purchase any Series 2007-SN1 Lease Asset with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Series 2007-SN1 Further Holders or COLT.

     (b) Upon payment of the Administrative Purchase Payment with respect to any Administrative Lease Asset pursuant to this Section 2.13, COLT shall assign to the Servicer, without recourse, representation or warranty, all of COLT's right, title and interest in and to such Series 2007-SN1 Lease Asset, all monies due thereon, proceeds from insurance policies to the extent relating to such Series 2007-SN1 Lease Asset or the related Lessee and the interests of COLT in rebates of premiums and other amounts relating to insurance policies to the extent relating to such Series 2007-SN1 Lease Asset and any documents relating thereto, such assignment being an assignment outright and not for security; and the Servicer shall thereupon own the same free of all further obligation to COLT and the Series 2007-SN1 Further Holders with respect thereto. The Servicer shall then release its claim for reimbursement of the portion of any Outstanding Advances made with respect to such Administrative Lease Asset.

     SECTION 2.14 Basic Servicing Fees; Additional Servicing Fees; Supplemental Servicing Fees; Payment of Certain Expenses by Servicer.

     (a) On each Payment Date, the Servicer (or its designee) shall receive Basic Servicing Fees and Additional Servicing Fees out of the Available Distribution Amount in respect of the Series 2007-SN1 Lease Assets. The Servicer (or its designee) shall receive the Supplemental Servicing Fee from any other amounts on account thereof collected by the Servicer hereunder when and as paid without any obligation to COLT or any Series 2007-SN1 Further Holder and shall have no obligation to deposit any such amount in the COLT Collection Account. To the extent that any amount of Supplemental Servicing Fees shall be held in the COLT Collection Account or any other account established hereunder or under any other COLT 2007-SN1 Basic Document, such amount shall be withdrawn therefrom and paid to the Servicer (or its designee) upon presentation of a certificate signed by a Responsible Officer of the Servicer setting forth, in reasonable detail, the amount of such Supplemental Servicing Fee.

     (b) The Servicer shall pay from its own funds (including Basic Servicing Fees and Additional Servicing Fees paid to it but excluding any property in the COLT 2007-SN1 Trust Estate) all expenses incurred by it in connection with its activities under this Agreement and the other COLT 2007-SN1 Basic Documents, including (i) fees and expenses of the COLT Owner Trustee under Section 6.9 of the Declaration of Trust and under each Series Supplement, (ii) fees and expenses of the COLT Indenture Trustee under the COLT Indenture, (iii) fees and expenses of the VAULT Trustee under the VAULT Trust Agreement, (iv) fees and disbursements of independent accountants retained in connection with this Agreement, (v) taxes imposed on the Servicer, expenses incurred in connection with distributions and reports by the Servicer or on its behalf to the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder, (vi) any Liquidation Expenses with respect to the Series 2007-SN1 Lease Assets in accordance with Section 2.07(a), and (vii) all other fees and expenses not expressly stated under this Agreement to be for the account of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder; provided, however, that the Servicer shall be entitled to reimbursement in accordance with Sections 2.07(b) and 3.03(b)(iii)(B) for any Liquidation Expenses incurred with respect to the Series 2007-SN1 Lease Assets.

     SECTION 2.15 Servicer's Certificate.

     (a) On each Determination Date, the Servicer shall deliver a Servicer's Certificate to the Series 2007-SN1 Further Holders and the Rating Agencies. The Servicer's Certificate shall contain the following information with respect to the Series 2007-SN1 Lease Assets and the COLT 2007-SN1 Secured Notes for the following Payment Date and the related Collection Period:

          (i) the aggregate amount on deposit in the Payment Ahead Servicing Account, the aggregate amount of Applied Payments Ahead for such Payment Date and the aggregate amount of Payments Ahead as of the last day of the related Collection Period and the change in such amount from the last day of the preceding Collection Period;

          (ii) the aggregate amount of Outstanding Advances after taking into account all withdrawals and deductions on such Payment Date;

          (iii) the amount of COLT Collections for the related Collection
Period;

          (iv) the Basic Servicing Fee and Additional Servicing Fee payable to the Servicer with respect to the related Collection Period;

          (v) the amount, if any, to be withdrawn from the Reserve Account on such Payment Date;

          (vi) the Reserve Account Available Amount on such Payment Date (after giving effect to any withdrawals to be made on such date) and the Reserve Account Required Amount on such Payment Date;

          (vii) the number and Aggregate ABS Value of all Series 2007-SN1 Lease Assets at the close of business on the last day of the second preceding Collection Period, the number and Aggregate ABS Value of all Series 2007-SN1 Lease Assets at the close of business on the last day of the related Collection Period and the amount of the Aggregate Noteholders' Principal Distributable Amount for such Payment Date;

          (viii) updated pool composition information as of the end of the Collection Period, such as weighted average implied lease rate, weighted average life, weighted average remaining term, prepayment amounts, turn-in rates and residual value realization rates;

          (ix) delinquency and loss information for the period and any material changes in determining or defining delinquencies, charge-offs and uncollectible accounts;

          (x) the COLT 2007-SN1 Secured Note Rate;

          (xi) the aggregate Secured Note Monthly Accrued Interest for the related Collection Period;

          (xii) the Aggregate Secured Note Interest Distributable Amount for such Payment Date;

          (xiii) the Secured Note Principal Distributable Amount for such Payment Date;

          (xiv) the Aggregate Secured Note Principal Balance of the COLT 2007-SN1 Secured Notes after giving effect to all distributions to be made on such Payment Date;

          (xv) the aggregate Warranty Payments;

          (xvi) the aggregate Administrative Purchase Payments;

          (xvii) the Aggregate Residual Losses during the related Collection Period; and

          (xviii) material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures used to acquire or select the Series 2007-SN1 Lease Assets, if any.

     SECTION 2.16 Annual Statement as to Compliance; Notice of Servicer Default.

     (a) The Servicer shall, at its expense, deliver to the COLT Indenture Trustee and the COLT Owner Trustee, each COLT 2007-SN1 Secured Noteholder and the COLT 2007-SN1 Certificateholder, on or before March 15 of each year, beginning March 15, 2008, an officer's certificate signed by the President or any Vice President of the Servicer dated as of December 31 of the immediately preceding year, in each instance stating all information of the type described in Item 1123 of Regulation AB, including that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Series 2007-SN1 Closing Date to the date of such certificate) and of the Servicer's performance under this Agreement and the other COLT 2007-SN1 Basic Documents has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under such agreements throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any COLT 2007-SN1 Secured Noteholder or the COLT 2007-SN1 Certificateholder by a request in writing to COLT addressed to the Corporate Trust Office of the COLT Indenture Trustee or the COLT Owner Trustee, as applicable.

     (b) On or before March 15 of each year, beginning on March 15, 2008, the Servicer shall deliver to COLT and the Trust a report of the Servicer's assessment of its compliance with the Servicing Criteria for the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

     (c) The Servicer shall deliver to the Series 2007-SN1 Further Holders and the Rating Agencies promptly after having obtained knowledge thereof, but in no event later than five

Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default.

     (d) The Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by COLT pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto.

     SECTION 2.17 Annual Report of Assessment of Compliance with Servicing Criteria.

     (a) The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or its Affiliates, to deliver to COLT, the Trust, the COLT Indenture Trustee, the COLT Owner Trustee, the CARAT Indenture Trustee and the CARAT Owner Trustee on or before March 15 of each year, beginning March 15, 2008, a report (the "Report of Assessment of Compliance with Servicing Criteria") delivered to the Board of Directors of the Servicer and to the COLT Indenture Trustee, the COLT Owner Trustee, the CARAT Indenture Trustee and the CARAT Owner Trustee that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act and Item 1122 of Regulation AB, as applicable, on the related assessment of compliance delivered pursuant to Section 2.16(b) above.

     With respect to the prior calendar year, the certificates and reports referred to in Section 2.16(a), Section 2.16(b) and this Section 2.17(a) shall be delivered within 120 days after the end of each calendar year if COLT is not required to file periodic reports under the Exchange Act or any other law, beginning April 30, 2009.

     (b) A copy of the Report of Assessment of Compliance with Servicing Criteria received pursuant to Section 2.17(a) shall be delivered by the Servicer to the COLT Indenture Trustee, the COLT Owner Trustee, the CARAT Indenture Trustee and the CARAT Owner Trustee on or before March 15 of each year, beginning March 15, 2008.

     (c) A copy of the Report of Assessment of Compliance with Servicing Criteria may be obtained by any CARAT 2007-SN1 Noteholder or CARAT 2007-SN1 Certificateholder by a request in writing to COLT addressed to the Corporate Trust Office of the COLT Owner Trustee with a copy addressed to the Corporate Trust Office of the COLT Indenture Trustee.

     SECTION 2.18 Access to Certain Documentation and Information Regarding Series 2007-SN1 Lease Assets. The Servicer shall provide to the Series 2007-SN1 Further Holders reasonable access to the documentation regarding the Series 2007-SN1 Lease Assets. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer containing such records. Nothing in this Section 2.18 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Lessees, and the failure of the Servicer to provide access as provided in this
Section 2.18 as a result of such obligation shall not constitute a breach of this Section 2.18.

     SECTION 2.19 Series 2007-SN1 Lease Assets Schedule. The Servicer shall maintain, and shall furnish to any Series 2007-SN1 Further Holder upon request, a schedule of Series 2007-SN1 Lease Assets in electronic form identifying each Lease Asset owned by COLT that has been allocated as a Series 2007-SN1 Lease Asset (the "Series 2007-SN1 Lease Assets

Schedule"). The Series 2007-SN1 Lease Assets Schedule shall be updated promptly to reflect the termination of any Series 2007-SN1 Lease Asset and the removal of any Series 2007-SN1 Lease Asset, including any Liquidating Lease Asset, Administrative Lease Asset, or Warranty Lease Asset. If the Servicer, during a Collection Period, assigns to a Series 2007-SN1 Lease Asset an account number that differs from the account number previously identifying such Series 2007-SN1 Lease Asset on the Series 2007-SN1 Lease Assets Schedule, the Servicer shall amend the Series 2007-SN1 Lease Assets Schedule by the related Payment Date to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to Series 2007-SN1 Lease Assets during such Collection Period and shall show by cross reference the prior account numbers identifying such Series 2007-SN1 Lease Asset on the Series 2007-SN1 Lease Assets Schedule. Upon request of any Series 2007-SN1 Further Holder, the Servicer shall prepare a reconciliation of the current Series 2007-SN1 Lease Assets Schedule to the last Series 2007-SN1 Lease Assets Schedule furnished to such Series 2007-SN1 Further Holder before such request indicating the removal of Lease Assets from the Series 2007-SN1 Lease Assets.

     SECTION 2.20 Additional Servicer Duties. The Servicer shall:

     (a) maintain or cause to be maintained the books of COLT on a calendar year basis on the accrual method of accounting and in compliance with Section 3804(a) of the Statutory Trust Act with respect to the separate holding and accounting for the Series 2007-SN1 Lease Assets and the other assets of the Series 2007-SN1 Portfolio;

     (b) (i) on behalf of COLT, prepare and file all State, local and federal tax returns required to be filed by COLT, if any; (ii) send the COLT 2007-SN1 Secured Noteholders any statements required by State or local tax law; (iii) provide the COLT Owner Trustee with all information necessary for the COLT Owner Trustee to send to the COLT 2007-SN1 Certificateholder the statements required by federal tax law; and (iv) cause all taxes required to be paid by COLT under federal, State or local law to be paid (provided that the Servicer shall have no obligation to pay any taxes required to be paid by COLT other than taxes that are covered by the indemnification provided by the Servicer in Section 4.01(a)(i));

     (c) on behalf of COLT and VAULT, obtain all licenses, permits and sales tax exemptions necessary for COLT and VAULT to conduct the activities contemplated by the COLT 2007-SN1 Basic Documents;

     (d) take such actions as are necessary to cause COLT to be qualified or licensed to do business in each State where COLT is required to be so qualified or licensed in order to conduct the activities contemplated by the COLT 2007-SN1 Basic Documents;

     (e) take such actions as are necessary to assure that COLT is at all times in compliance with all applicable laws, rules, regulations and orders of all Governmental Authorities;

     (f) prepare and file all documents (if any) required to be filed by COLT under federal and State securities laws;

     (g) maintain all records relating to the COLT 2007-SN1 Secured Notes, including all records relating to the issuance, ownership and payment of the COLT 2007-SN1 Secured Notes;

     (h) exercise the rights and perform the obligations of the Servicer as are set forth in the Declaration of Trust and the COLT 2007-SN1 Supplement to the Declaration of Trust with respect to the COLT 2007-SN1 Certificates, including cooperating with the COLT Owner Trustee in enforcing compliance with the transfer restrictions and authorized denomination requirements applicable to the transfer and exchange of the COLT 2007-SN1 Certificates, making a determination as to whether such transfer or exchange complies with such transfer restrictions and authorized denomination requirements (or waiving compliance), preparing the COLT 2007-SN1 Certificates for execution and authentication by the COLT Owner Trustee upon initial issuance, transfer and exchange and providing the COLT Owner Trustee with written instructions as to the satisfaction of transfer restrictions and authorized denomination requirements with respect to the COLT 2007-SN1 Certificates; and

     (i) pay costs associated with the appointment of a successor COLT Indenture Trustee under the COLT Indenture and the appointment of a successor COLT Owner Trustee under the Declaration of Trust, in each case, from amounts in the COLT 2007-SN1 Trust Estate, perform all the duties of COLT under the COLT 2007-SN1 Basic Documents, including, making all calculations, and preparing for execution by COLT or the COLT Owner Trustee or causing the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of COLT or the COLT Owner Trustee to prepare, file or deliver pursuant to the COLT 2007-SN1 Basic Documents, and at the request of the COLT Owner Trustee taking all appropriate actions that it is the duty of COLT or the COLT Owner Trustee to take pursuant to the COLT 2007-SN1 Basic Documents. Furthermore, in accordance with the direction of the COLT Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the COLT 2007-SN1 Collateral (including the COLT 2007-SN1 Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the COLT Owner Trustee and are reasonably within the capability of the Servicer.

     SECTION 2.21 Transfers of Legal Title to Vehicle. If GMAC is both the Servicer under this Agreement and under the VAULT Trust Agreement, subject to
Section 7.02, GMAC may cause transfers of legal title to the Vehicles required to be made under this Agreement without delivering the notices or complying with the formalities required by the VAULT Trust Agreement.

                                   ARTICLE III
                    ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS

     SECTION 3.01 Establishment of COLT Collection Account and Payment Ahead Servicing Account.

     (a) The Servicer, for the benefit of the COLT 2007-SN1 Secured Noteholders, shall establish and maintain in the name of the COLT Indenture Trustee an Eligible Deposit Account known as the Central Originating Lease Trust 2007-SN1 Collection Account (the "COLT

Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-SN1 Further Holders.

          (i) The Servicer, for the benefit of the Lessees, shall establish and maintain in the name of the COLT Indenture Trustee an Eligible Deposit Account known as the Central Originating Lease Trust COLT 2007-SN1 Payment Ahead Servicing Account (the "Payment Ahead Servicing Account"). The Payment Ahead Servicing Account shall not be property of COLT.

     (b) Each of the COLT 2007-SN1 Accounts shall be Eligible Deposit Accounts initially established with the COLT Indenture Trustee and maintained by the Servicer. At any time after the Series 2007-SN1 Closing Date, the Servicer, upon 30 days written notice to the COLT Indenture Trustee or other Account Holder, shall have the right to instruct the COLT Indenture Trustee or other Account Holder to transfer any or all of the COLT 2007-SN1 Accounts to another Eligible Institution designated by the Servicer in such notice. No COLT 2007-SN1 Account shall be maintained with an Account Holder if the short-term unsecured debt obligations of such Account Holder cease to have the Required Deposit Rating (except that any Designated Account may be maintained with an Account Holder even if the short-term unsecured debt obligations of such Account Holder do not have the Required Deposit Rating, if such Account Holder maintains such Designated Account in its corporate trust department). Should an Account Holder no longer satisfy the requirements in the preceding sentence with respect to any Designated Account, then the Servicer shall, within ten Business Days (or such longer period, not to exceed 30 calendar days), with the Account Holder's assistance as necessary, cause each affected COLT 2007-SN1 Account (A) to be moved to an Account Holder that is an Eligible Institution or (B) with respect to the Designated Accounts only, to be moved to the corporate trust department of the Account Holder. All amounts held in COLT 2007-SN1 Accounts shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such Account Holder in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 3.01. Such direction may be a standing direction to invest all funds from time to time on deposit in an account in a particular Eligible Investment until subsequent notice from the Servicer. If the Servicer has not provided such prior written direction to the Account Holder, the Account Holder shall invest uninvested funds in "BNY-Hamilton MMF Instit #746." Investments in Eligible Investments shall be made in the name of the COLT Indenture Trustee or its nominee or assignee and, unless otherwise permitted by the Rating Agencies, may not be sold or disposed of prior to their maturity; provided, however, that Eligible Investments held in the COLT 2007-SN1 Reserve Account may be sold or disposed of prior to their maturity so long as (x) the Servicer directs the COLT Indenture Trustee to make such sale or disposition, and (y) the Eligible Investments are sold at a price equal to or greater than the unpaid principal balance thereof. Investment Earnings on funds deposited in the COLT 2007-SN1 Accounts shall be payable to the Servicer as Supplemental Servicing Fees. Neither the COLT Owner Trustee nor the COLT Indenture Trustee shall have any liability for any loss on Eligible Investments, nor shall the COLT Owner Trustee or the COLT Indenture Trustee have any liability for transferring funds in or to the COLT 2007-SN1 Accounts based on written instructions of the Servicer. Each Account Holder holding a COLT 2007-SN1 Account as provided in this Section 3.01(b) shall be a "Securities Intermediary." If a Securities Intermediary shall be a Person other than the COLT Indenture Trustee, the Servicer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 3.01 and an Opinion of Counsel that such Person can perform such obligations and the Servicer shall send a copy of such agreement and Opinion of Counsel to the COLT Indenture Trustee.

     (c) With respect to the Designated Account Property, each of the Account Holder and the Servicer, as applicable, hereby agrees that:

          (i) any Designated Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Designated Account Owner, and the Designated Account Owner or the Servicer on its behalf shall have sole authority to direct payments with respect thereto;

          (ii) any Designated Account Property that constitutes Physical Property shall be delivered to the Designated Account Owner in accordance with paragraph (i) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Designated Account Owner or a securities intermediary (as such term is defined in 8-102(a)(14) of the UCC) acting solely for the Designated Account Owner;

          (iii) any Designated Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of "Delivery" and shall be maintained by the Designated Account Owner, pending maturity or disposition, through continued book-entry registration of such Designated Account Property as described in such paragraph;

          (iv) any Designated Account Property that is an "uncertificated security" (as such term is defined in 8-102(a)(18) of the UCC) and that is not governed by clause (iii) above shall be delivered to the Designated Account Owner in accordance with paragraph (iii) of the definition of "Delivery" and shall be maintained by the Designated Account Owner or its nominee or custodian, pending maturity or disposition, through continued registration of the Designated Account Owner's (or its nominee's or custodian's) ownership of such security;

          (v) each Account Holder shall maintain each item of Designated Account Property in the particular Designated Account to which such item originated and shall not commingle items from different Designated Accounts; and

          (vi) the Servicer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including any UCC financing statements or this Agreement) as may be necessary in order to perfect the interests of the Designated Account Owner in the Designated Account Property including to promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and to perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Designated Account Owner's security interest.

     (d) The Servicer shall have the power, revocable by the COLT Indenture Trustee, to make withdrawals and payments from the Designated Accounts for the purpose of permitting the Servicer or the COLT Indenture Trustee to carry out their respective duties hereunder.

     (e) The COLT Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Designated Accounts and in all proceeds thereof (except Investment Earnings). Except as otherwise provided herein, the Designated Accounts shall be under the exclusive dominion and control of the COLT Indenture Trustee for the benefit of the COLT 2007-SN1 Secured Noteholders and the COLT Indenture Trustee shall have sole signature power and authority with respect thereto.

     (f) The COLT Indenture Trustee, each Account Holder and each other Eligible Deposit Institution with whom a Designated Account is maintained waives any right of set-off, counterclaim, security interest or bankers' lien to which it might otherwise be entitled.

     (g) At any time that the Monthly Remittance Condition is satisfied, then
(x) Payments Ahead need not be remitted to and deposited in the Payment Ahead Servicing Account but instead may be remitted to and held by the Servicer and
(y) the Servicer shall not be required to segregate or otherwise hold separate any Payments Ahead, but the Servicer shall be required to remit Applied Payments Ahead to the COLT Collection Account in accordance with Section 3.03(b)(ii). The Servicer shall promptly notify the COLT Indenture Trustee if the Monthly Remittance Condition ceases to be satisfied. Commencing with the first day of the first Collection Period that begins at least two Business Days after the day on which the Monthly Remittance Condition ceases to be satisfied, the Servicer shall deposit in the Payment Ahead Servicing Account the amount of any Payments Ahead then held by it, and thereafter, for so long as the Monthly Remittance Condition continues to be unsatisfied, the Servicer shall deposit any additional Excess Payments in the Payment Ahead Servicing Account within two Business Days after receipt thereof. Notwithstanding the foregoing, if the Monthly Remittance Condition ceases to be satisfied the Servicer may utilize, with respect to any Payments Ahead then held by it and any additional Excess Payments that it may subsequently receive, an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Condition was satisfied), if the Servicer provides the COLT Indenture Trustee (x) written consent of the COLT 2007-SN1 Secured Noteholders to such alternative remittance schedule and (y) written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to the Rated Notes. The COLT Indenture Trustee shall be deemed to have no knowledge of any Servicer Default unless such trustee has received notice of such event or circumstance from the Seller, the Servicer, or the COLT 2007-SN1 Secured Noteholders or unless a Responsible Officer of the COLT Indenture Trustee with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance.

     SECTION 3.02 Reserve Account.

     (a) The Servicer, for the benefit of the COLT 2007-SN1 Secured Noteholders, shall establish and maintain in the name of the COLT Indenture Trustee an Eligible Deposit Account known as the Central Originating Lease Trust COLT 2007-SN1 Reserve Account (the "Reserve Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-SN1 Further Holders, which shall include the money and other property deposited and held therein pursuant to this
Section 3.02(a) and Section 3.03(c)(v). On the Series 2007-SN1 Closing Date, COLT, LLC shall deposit the Reserve Account Initial Deposit in immediately available funds into the Reserve Account. The Reserve Account shall be a part of the COLT 2007-SN1 Trust Estate.

     (b) After giving effect to all deposits into or withdrawals from the Reserve Account on any Payment Date and except as otherwise directed in writing by COLT, LLC (in its sole discretion), the Servicer shall pay to the COLT 2007-SN1 Certificateholder the Reserve Account Excess Amount on such Payment Date.

     SECTION 3.03 Distributions.

     (a) On or before each Determination Date, the Servicer shall calculate the Available Distribution Amount, the Basic Servicing Fee, the Additional Servicing Fee, the Aggregate Noteholders' Principal Distributable Amount, the Reserve Account Required Amount, the Reserve Account Available Amount, the Secured Note Principal Balance for each COLT 2007-SN1 Secured Note, the Aggregate Secured Note Principal Balance, the Secured Note Monthly Accrued Interest, the Secured
Note Interest Distributable Amount, the Secured Note Principal Distributable Amount, the CARAT Collection Account Shortfall Amount, the aggregate Outstanding Advances and all other amounts required to determine the amounts, if any, to be deposited into or paid from each of the COLT Collection Account, the Reserve Account and the Payment Ahead Servicing Account on or before the related Payment Date. On or before each Determination Date, the Servicer shall deliver to the COLT Indenture Trustee a written report specifying the amounts calculated by the Servicer pursuant to this Section 3.03(a). The COLT Indenture Trustee shall be entitled to rely solely upon such report from the Servicer in making any and all transfers, withdrawals, deposits and distributions pursuant to this Section 3.03.

     (b) On or before each Payment Date, the COLT Indenture Trustee shall withdraw collections made during the related Collection Period that constitute Excess Payments from the COLT Collection Account (to the extent such amounts have not been retained by the Servicer pursuant to Section 3.01(g)) and pay such amounts to the Servicer, who shall retain such Excess Payments amounts for its own account, or, if the Monthly Remittance Condition is not satisfied, the COLT Indenture Trustee, upon written instruction of the Servicer, shall deposit such amounts into the Payment Ahead Servicing Account.

          (i) On or before each Payment Date, the COLT Indenture Trustee shall transfer from the Payment Ahead Servicing Account (or, if the Servicer is not required to make deposits to the Payment Ahead Servicing Account on a daily basis pursuant to Section 3.01(g), the Servicer shall deposit) to the COLT Collection Account the aggregate Applied Payments Ahead for such Payment Date.

          (ii) On or before each Payment Date, the COLT Indenture Trustee shall withdraw from the COLT Collection Account and pay to the Servicer an amount equal to the sum of (A) any Outstanding Advances with respect to which the Servicer is entitled to reimbursement pursuant to Section 3.06(c) or (d) (to the extent the Servicer has deposited such amounts into the COLT Collection Account and to the extent the Servicer has not been previously reimbursed for any such Outstanding Advances pursuant to Section 3.05(a)), and (B) any Liquidation Expenses (and any unpaid Liquidation Expenses from prior periods) relating to Series 2007-SN1 Lease Assets with respect to which the Servicer has sold or otherwise disposed of the related Vehicle during or prior to the related Collection Period (if the Servicer has not yet deducted such amounts from Sale Proceeds and has deposited such amounts into the COLT Collection Account).

          (iii) On each Payment Date, the COLT Indenture Trustee shall withdraw from the Reserve Account, and deposit into the COLT Collection Account, an amount equal to the lesser of (I) the excess, if any, of (A) the sum, for such Payment Date, of the amounts specified in clauses (i) through (iv) of Section 3.03(c), over (B) the excess of (i) the sum of (x) the COLT Collections with respect to the Series 2007-SN1 Lease Assets on such Payment Date, plus (y) the Applied Extended Lease Payment Amount for such Payment Date, over (ii) the sum of (x) the amounts withdrawn from the COLT Collection Account with respect to such Payment Date pursuant to Section 3.03(b)(iii), plus (y) the Unapplied Extended Lease Payment Amount for such Payment Date, and (II) the Reserve Account Available Amount on such Payment Date.

     (c) On each Payment Date, after the withdrawals, deposits and transfers specified in Section 3.03(b) have been made, to the extent of the Available Distribution Amount for such Payment Date, the COLT Indenture Trustee shall make the following distributions from amounts deposited into the COLT Collection Account in the following order of priority:

          (i) first, to the Servicer, the Basic Servicing Fee for the related Collection Period (to the extent such Basic Servicing Fee has not been retained by the Servicer pursuant to Section 3.04(b)) and any unpaid Basic Servicing Fees from any preceding Payment Date;

          (ii) second, to the COLT 2007-SN1 Secured Noteholders, pro rata based on the Secured Note Interest Distributable Amount due on each such COLT 2007-SN1 Secured Note, the Aggregate Secured Note Interest Distributable Amount due on the COLT 2007-SN1 Secured Notes on such Payment Date;

          (iii) third, to the COLT 2007-SN1 Secured Noteholders, pro rata based on the Secured Note Principal Balance of each COLT 2007-SN1 Secured Note, the Secured Note Principal Distributable Amount payable on the COLT 2007-SN1 Secured Notes on such Payment Date;

          (iv) fourth, to the CARAT Collection Account, the CARAT Collection Account Shortfall Amount, if any, for such Payment Date;

          (v) fifth, to the Reserve Account, an amount necessary to cause the Reserve Account Available Amount (after giving effect to any withdrawal from the Reserve Account pursuant to Section 3.03(b)(iv) on such Payment Date) to equal the Reserve Account Required Amount on such Payment Date;

          (vi) sixth, to the Servicer, an amount equal to the Additional Servicing Fee, if any, on such Payment Date; and

          (vii) seventh, the remainder shall be distributed in accordance with the instructions of the COLT 2007-SN1 Certificateholder delivered from time to time.

     (d) The parties hereto hereby agree that this Section 3.03 shall supercede
Section 4.1 of the VAULT Trust Agreement with respect to the Series 2007-SN1 Lease Assets.

     SECTION 3.04 COLT Collections.

     (a) If the Monthly Remittance Condition is not satisfied, commencing with the first day of the first Collection Period that begins at least two Business Days after the day on which the Monthly Remittance Condition ceases to be satisfied the Servicer shall remit to the COLT Collection Account all COLT Collections within two Business Days after receipt thereof; provided, however, that the Servicer shall deposit into the COLT Collection Account any Pull Ahead Payments it receives from GMAC, as agent for General Motors, pursuant to Section 2.02(b) on the same day as such payments are received. Notwithstanding the foregoing, if the Monthly Remittance Condition is unsatisfied, the Servicer may utilize an alternative remittance schedule (which may include a remittance schedule utilized by the Servicer at a time when the Monthly Remittance Conditions was satisfied), if the Servicer provides the COLT Indenture Trustee
(x) written instruction to follow such alternative remittance schedule and (y) written confirmation from the Rating Agencies that such alternative remittance schedule will not result in the downgrading or withdrawal by the Rating Agencies of the ratings then assigned to the Rated Notes. At all times when the Monthly Remittance Condition is satisfied, the Servicer (i) shall not be required to segregate or otherwise hold separate any COLT Collections and Payments Ahead received on the Series 2007-SN1 Lease Assets and (ii) shall remit an amount equal to the COLT Collections received during a Collection Period to the COLT Collection Account in immediately available funds on or before the related Payment Date.

     (b) Notwithstanding anything to the contrary contained in this Agreement, for so long as the Monthly Remittance Condition has been satisfied, the Servicer shall be permitted to retain the Basic Servicing Fee, any Payments Ahead and reimbursement for any Outstanding Advances and shall deposit into the COLT Collection Account on each Payment Date only the COLT Collections received by the Servicer on the Series 2007-SN1 Lease Assets during the related Collection Period net of amounts to be distributed to or retained by the Servicer on account of the Basic Servicing Fee, any Excess Payments and reimbursement of any Outstanding Advances on the following Payment Date. The Servicer shall, however, account for all COLT Collections as if all of the deposits and distributions described herein were made individually.

     SECTION 3.05 Application of COLT Collections. For the purposes of this Agreement and the other COLT 2007-SN1 Basic Documents, all COLT Collections with respect to a Series 2007-SN1 Lease Asset for each Collection Period shall be applied by the Servicer no later than the related Payment Date as follows:

     (a) With respect to each Series 2007-SN1 Lease Asset (other than an Administrative Lease Asset, a Warranty Lease Asset or an Extended Lease), payments by or on behalf of the Lessee that are not Supplemental Servicing Fees, Excluded Amounts or Sales and Use Tax Amounts shall be applied first to reduce any Outstanding Advances made pursuant to this Agreement with respect to such Series 2007-SN1 Lease Asset. Second, the amount of any such payments that are not Supplemental Servicing Fees, Excluded Amounts or Sales and Use Tax Amounts in excess of any such Outstanding Advances with respect to such Series 2007-SN1 Lease Asset shall be applied to the Monthly Lease Payment with respect to such Series 2007-SN1 Lease Asset. With respect to any Series 2007-SN1 Lease Asset and any Collection Period, the "Excess Payment" shall equal the excess, if any, of (x) the amount of the payments made by or on behalf of the related Lessee and received during such Collection Period (other than any prepayment in full in connection with a termination of the related Series 2007-SN1 Lease prior to its Scheduled Lease End Date) that are not Supplemental Servicing Fees, Excluded Amounts, Sales and Use Tax Amounts or Applied Payments Ahead, over (y) the amounts applied with respect to such Series 2007-SN1 Lease Asset pursuant to the two preceding sentences. If the amounts applied under the first two sentences of this Section 3.05(a) shall be less than the Monthly Lease Payment, whether as a result of any extension granted to the Lessee or otherwise, then an amount equal to the Applied Payments Ahead, if any, with respect to such Series 2007-SN1 Lease Asset shall be applied by the Servicer to the extent of the shortfall, and the Payments Ahead with respect to such Series 2007-SN1 Lease Asset shall be reduced accordingly.

     (b) With respect to each Administrative Lease Asset and Warranty Lease Asset, payments by or on behalf of the Lessee shall be applied in the same manner in accordance with Section 3.05(a), except that any Released Administrative Amount or Released Warranty Amount shall be remitted to the Servicer or the Seller, as applicable. Any Warranty Payment shall be applied to reduce any Outstanding Advances and such Warranty Payment or an Administrative Purchase Payment, as applicable, shall be applied to the Monthly Lease Payment, in each case to the extent that the payments by or on behalf of the Lessee shall be insufficient, and then to prepay such Series 2007-SN1 Lease Asset in full.

     (c) With respect to each Extended Lease, payments by or on behalf of the Lessee that are not Supplemental Servicing Fees, Excluded Amounts or Sales and Use Tax Amounts shall be applied first to reduce any Outstanding Advances made pursuant to this Agreement with respect to such Series 2007-SN1 Lease Asset. Second, the amount of any such payments that are not Supplemental Servicing Fees, Excluded Amounts or Sales and Use Tax Amounts in excess of any such Outstanding Advances with respect to such Extended Lease shall be applied to the Extended Lease Payment with respect to such Extended Lease.

     SECTION 3.06 Advances.

     (a) Subject to the following sentence, with respect to each Collection Period and each Series 2007-SN1 Lease (other than an Administrative Lease Asset, a Warranty Lease Asset or an Extended Lease), if there is a shortfall in the Monthly Lease Payment remaining after application of the Applied Payments Ahead pursuant to Section 3.05(a), the Servicer, in its sole discretion, may (but shall have no obligation to) advance an amount equal to such shortfall (such amount, a "Monthly Payment Advance") on the second Business Day of the following Collection Period or, if the Monthly Remittance Condition is satisfied, on the Business Day preceding the related Payment Date. The Servicer may make a Monthly Payment Advance in respect of a Series 2007-SN1 Lease only to the extent that the Servicer, in its sole discretion, shall determine that such Monthly Payment Advance shall be recoverable from subsequent collections or recoveries on such Series 2007-SN1 Lease Asset.

     (b) With respect to each Collection Period and each Series 2007-SN1 Lease
(i) which terminated by reason of having reached its Scheduled Lease End Date 120 days or more prior to the last day of such Collection Period, and (ii) for which the related Vehicle has not been sold during or prior to such Collection Period, the Servicer, in its sole discretion, may (but shall have no obligation to) advance, on the second Business Day of the following Collection Period or, if the Monthly Remittance Condition is satisfied, on the related Payment Date, an amount (the "Residual Advance") equal to the lesser of (x) the Lease Residual for the related Vehicle, reduced, in the case of any Series 2007-SN1 Lease Asset that is an Extended Lease, by the aggregate amount of any Extended Lease Payments on such Series 2007-SN1 Lease Asset received by the Servicer since the Scheduled Lease End Date of such Series 2007-SN1 Lease Asset, and (y) the amount that the Servicer, in its sole discretion, has estimated shall be recoverable from the sale or other disposition of the Vehicle related to such Series 2007-SN1 Lease.

     (c) The Servicer shall be reimbursed for Outstanding Advances with respect to a Series 2007-SN1 Lease Asset from subsequent COLT Collections and recoveries received with respect to such Series 2007-SN1 Lease Asset.

     (d) If the sources specified in Section 3.06(c) are insufficient to reimburse all Outstanding Advances with respect to a Series 2007-SN1 Lease upon collection of all amounts expected by the Servicer to be collected with respect to such Series 2007-SN1 Lease and the related Vehicle, then the Servicer shall be entitled to reimbursement of any remaining Outstanding Advances with respect to such Series 2007-SN1 Lease from COLT Collections and recoveries on any other Series 2007-SN1 Lease Assets.

                                   ARTICLE IV
                                  THE SERVICER

     SECTION 4.01 Liability of Servicer; Indemnities.

     (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Servicer. Such obligations shall include the following:

          (i) The Servicer shall indemnify, defend and hold harmless COLT, the COLT Indenture Trustee and the COLT Owner Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in the COLT 2007-SN1 Basic Documents, including any sales, use, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Series 2007-SN1 Lease Assets to COLT or the issuance and original sale of the COLT 2007-SN1 Certificates or the COLT 2007-SN1 Secured Notes, or asserted with respect to ownership of the Series 2007-SN1 Lease Assets (for the avoidance of doubt such excluded taxes shall not include Sales and Use Tax Amounts), or federal or other income taxes arising out of distributions on the COLT 2007-SN1 Certificates or COLT 2007-SN1 Secured Notes, or any fees or compensation payable to any such Person) and costs and expenses in defending against the same.

          (ii) The Servicer shall defend, indemnify and hold harmless COLT, the COLT Owner Trustee, the COLT Indenture Trustee and each Series 2007-SN1 Further Holder (each of the foregoing, an "Indemnified Person") from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use or operation by the Lessee or by the Servicer or any Affiliate of the Servicer, of any Vehicle related to a Series 2007-SN1 Lease Asset.

          (iii) The Servicer shall indemnify, defend and hold harmless the Indemnified Persons from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Indemnified Person through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or under any other COLT 2007-SN1 Basic Document, or by reason of reckless disregard of its obligations and duties under this Agreement or any other COLT 2007-SN1 Basic Documents.

          (iv) The Servicer shall indemnify, defend and hold harmless the COLT Indenture Trustee, the COLT Owner Trustee and their respective agents and servants from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the COLT Owner Trustee, the COLT Indenture Trustee's performance of its duties under the COLT Indenture and any other COLT 2007-SN1 Basic Documents, (y) in the case of the COLT Indenture Trustee, the COLT Owner Trustee's performance of its duties under the Declaration of Trust or (z) the acceptance, administration or performance by, or action or inaction of, the COLT Owner Trustee or the COLT Indenture Trustee, as applicable, of the trusts and duties contained in this Agreement or the other COLT 2007-SN1 Basic Documents, including the administration of the COLT 2007-SN1 Trust Estate, except to the extent that such cost, expense, loss, claim, damage or liability: (A) is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Person indemnified, (B) to the extent otherwise payable to the COLT Owner Trustee, arises from the COLT Owner Trustee's breach of any of its representations or warranties set forth in Section 5.6 of the Declaration of Trust, (C) to the extent otherwise payable to the COLT Indenture Trustee, arises from the COLT Indenture Trustee's breach of any of its representations or warranties set forth in the COLT Indenture or (D) arises out of or is incurred in connection with the performance by the COLT Indenture Trustee of the duties of successor Servicer hereunder.

     (b) Indemnification under this Section 4.01 shall include reasonable fees and expenses of external counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 4.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

     SECTION 4.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation or other entity

     (a) into which the Servicer may be merged or consolidated,

     (b) resulting from any merger, conversion or consolidation to which the Servicer shall be a party,

     (c) succeeding to the business of the Servicer, or

     (d) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by GMAC or General Motors and which services assets of the same type as the Series 2007-SN1 Lease Assets, which entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement and the Further Transfer and Administration Agreements, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement, to the contrary notwithstanding. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section
4.02 to the COLT Indenture Trustee, the COLT Owner Trustee and, if any Rated Notes are outstanding, the Rating Agencies.

     SECTION 4.03 Limitation on Liability of Servicer and Others.

     (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to COLT or any Indemnified Person, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or any other COLT 2007-SN1 Basic Document, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or any other COLT 2007-SN1 Basic Document. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The Servicer and any director, officer, employee or agent of the Servicer shall be reimbursed by (x) the COLT Owner Trustee for any contractual damages, liability or expense incurred by reason of the COLT Owner Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of the COLT Owner Trustee's duties under this Agreement, the COLT Indenture, or the Declaration of Trust or by reason of reckless disregard of its obligations and duties under this Agreement, the COLT Indenture, or the Declaration of Trust, and (y) the COLT Indenture Trustee for any contractual damages, liability or expense incurred by reason of the COLT Indenture Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of the COLT Indenture Trustee's duties under this Agreement or any other COLT 2007-SN1 Basic Documents or by reason of reckless disregard of its obligations and duties under this Agreement or any other COLT 2007-SN1 Basic Documents. In no event, however, shall the COLT Indenture Trustee or the COLT Owner Trustee be liable to the Servicer for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits, even if either or both of them have been advised of the likelihood of such loss or damage.

     (c) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Series 2007-SN1 Lease Assets in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement or any other COLT 2007-SN1 Basic Document and the rights and duties of the parties to this Agreement and the interests of the Series 2007-SN1 Further Holders under this Agreement. In such event, the reasonable legal expenses and costs for such action and any liability resulting therefrom shall be payable from collections received on the Series 2007-SN1 Lease Assets and the Servicer shall be entitled to reimbursement therefor.

     SECTION 4.04 Delegation of Duties. So long as GMAC acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement to General Motors or any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by General Motors or GMAC. The Servicer may at any time perform specific duties as servicer through sub-contractors who are in the business of servicing automotive retail leases. No such delegation shall relieve the Servicer of its responsibility with respect to such duties.

     SECTION 4.05 Servicer Not to Resign. Subject to the provisions of Section 4.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except (x) upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law or (y) upon determination by the board of directors of the Servicer that by reason of change in applicable legal requirements the continued performance by the Servicer of its duties as Servicer under this Agreement would cause it to be in violation of such legal requirements in a manner that would result in a material adverse effect on the Servicer or its financial condition, said determination to be evidenced by resolutions of the board of directors to such effect (provided that any Servicer other than GMAC may resign if upon such resignation another successor Servicer will perform the duties of Servicer hereunder and such Servicer has been approved by the holders of a majority of the then outstanding principal amount of COLT 2007-SN1 Secured Notes). Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to each of the Series 2007-SN1 Further Holders. No such resignation shall become effective until and unless the COLT Indenture Trustee or a successor Servicer shall have entered into a servicing agreement with COLT, such agreement to have substantially the same provisions of this Agreement. COLT shall not unreasonably fail to consent to such a servicing agreement. The resigning Servicer shall promptly provide notice of its resignation to each of the Rating Agencies and Series 2007-SN1 Further Holders.

                                    ARTICLE V
                                SERVICER DEFAULTS

     SECTION 5.01 Servicer Defaults. For purposes of this Agreement, each of the following shall constitute a "Servicer Default":

     (a) any failure by the Servicer to deposit any required distribution, payment, transfer or deposit into any COLT 2007-SN1 Account (including, with respect to GMAC as Servicer, to obtain and deposit Pull Ahead Payments under
Section 2.02(b), and, with respect to any successor Servicer, to deposit such amounts, if obtained, pursuant to Section 2.02(b)) or to direct the COLT Indenture Trustee to make any required distributions from any COLT 2007-SN1 Account, which failure continues unremedied for a period of five Business Days after (x) written notice thereof is received by the Servicer or (y) discovery of such failure by an officer of the Servicer;

     (b) any failure on the part of the Servicer to duly observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or in any other COLT 2007-SN1 Basic Document, which failure
(i) materially and adversely affects the rights of the COLT 2007-SN1 Secured Noteholder, and (ii) continues unremedied for a period of 90 days after (x) the date on which written notice of such failure shall have been given to the Servicer or (y) discovery of such failure by an officer of the Servicer;

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for the Servicer, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

     (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     Notwithstanding the foregoing, there shall be no Servicer Default where a Servicer Default would otherwise exist under clause (a) above for a period of ten Business Days or under clause (b) for a period of 60 days if the delay or failure giving rise to the default was caused by an act of God or other similar occurrence. Upon the occurrence of any of those events, the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the COLT Sale and Contribution Agreement and the Servicer shall provide the COLT Indenture Trustee, the COLT Owner Trustee, COLT, LLC and the CARAT Indenture Trustee, as holder of the COLT 2007-SN1 Secured Notes, prompt notice of that failure or delay by it, together with a description of its efforts to so perform its obligations.

     SECTION 5.02 Consequences of a Servicer Default.

     (a) If a Servicer Default has occurred and is continuing, the COLT Indenture Trustee may terminate all of the rights and obligations of the Servicer under this Agreement but any such termination shall not relieve the Servicer for any liability that accrued prior to such termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Series 2007-SN1 Lease Assets or otherwise, shall pass to and be vested in the COLT Indenture Trustee pursuant to and under this Section 5.02. The COLT Indenture Trustee is authorized and empowered by this Agreement to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Series 2007-SN1 Lease Assets and related documents, or otherwise. The Servicer agrees to cooperate with the COLT Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to the COLT Indenture Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the COLT 2007-SN1 Accounts or thereafter received with respect to the Series 2007-SN1 Lease Assets and all Payments Ahead that shall at that time be held by the Servicer or deposited in the Payment Ahead Servicing Account.

     (b) The termination of the Servicer under Section 5.02(a) above shall also result in the termination of the Custodian under the Custodian Agreement.

     SECTION 5.03 COLT Indenture Trustee to Act; Appointment of Successor. On and after the time the rights and obligations of the Servicer are terminated pursuant to Section 5.02, the COLT Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement. As compensation therefor, the COLT Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given, including the Basic Servicing Fee, the Additional Servicing Fee and the Supplemental Servicing Fee. Notwithstanding the above, the COLT Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor (i) having a net worth of not less than $100,000,000, (ii) having a long-term unsecured debt rating from Moody's of at least "Baa3" (unless such requirement is expressly waived by Moody's) and (iii) whose regular business includes the servicing of automotive receivables, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. In connection with such appointment and assumption, the COLT Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Series 2007-SN1 Lease Assets as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. The COLT Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Costs associated with the resignation of the Servicer and the appointment of a successor Servicer will be distributed by the COLT Indenture Trustee from amounts in the COLT 2007-SN1 Trust Estate.

     SECTION 5.04 Notification to the Series 2007-SN1 Further Holders and the Rating Agencies. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article V, the COLT Indenture Trustee shall give prompt written notice thereof to the Series 2007-SN1 Further Holders and the Rating Agencies. The COLT Indenture Trustee shall not be deemed to have knowledge of any Servicer Default unless the COLT Indenture Trustee has received notice of such event or circumstance from the Servicer in an Officer's Certificate or from the COLT 2007-SN1 Secured Noteholders or, unless a Responsible Officer of the COLT Indenture Trustee with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance. If the Servicer obtains knowledge that any Servicer Default has occurred, the Servicer shall promptly deliver notice of such event to the COLT Indenture Trustee, which notice shall set forth in reasonable detail the nature of the facts surrounding such event.

     SECTION 5.05 Waiver of Past Servicer Defaults. The COLT 2007-SN1 Secured Noteholders may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.06 Repayment of Outstanding Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive, to the same extent as if it were still the Servicer hereunder pursuant to Article III, to the extent of available funds, reimbursement for all Outstanding Advances that were made by such predecessor Servicer and have not been repaid.

                                   ARTICLE VI
                         OPTIONAL PURCHASE; TERMINATION

     SECTION 6.01 Optional Repurchase of All Series 2007-SN1 Lease Assets. At any time that the Aggregate ABS Value is less than 2% of the Initial ABS Value, the Servicer shall have the option to purchase all but not less than all of the remaining Series 2007-SN1 Lease Assets on any Payment Date following the payment in full of all obligations under the CARAT 2007-SN1 Notes (such date, the "Optional Purchase Date"). To exercise such option, the Servicer shall (A) furnish to the COLT 2007-SN1 Secured Noteholders, the COLT Indenture Trustee, the COLT Owner Trustee and the VAULT Owner Trustee notice of its intention to exercise such option and of the Optional Purchase Date (such notice to be furnished not later than five Business Days prior to such Optional Purchase
Date) and (B) deposit in the COLT Collection Account on such Optional Purchase Date an amount equal to the Aggregate ABS Value of the Series 2007-SN1 Lease Assets on the Optional Purchase Date (such amount, the "Optional Purchase Price"). Upon the making of such deposit in the COLT Collection Account, the COLT 2007-SN1 Secured Notes shall be deemed satisfied and discharged, and the COLT 2007-SN1 Certificateholder shall succeed to all interests in and to the COLT 2007-SN1 Trust Estate (including the Reserve Account).

     SECTION 6.02 Termination of Agreement. This Agreement shall, except as otherwise provided herein, terminate upon the earliest of: (a) the termination of COLT pursuant to Article VII of the Declaration of Trust; (b) the discharge of the Servicer in accordance with the terms hereof; or (c) the mutual written consent of the parties hereto; provided, however, that this Agreement shall not be terminated unless all principal and interest on the COLT 2007-SN1 Secured Notes have been paid in full. Upon termination of this Agreement, the Servicer shall pay over to COLT, or any other Person entitled thereto, all monies held by the Servicer on behalf of COLT pursuant to this Agreement.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.01 Amendment.

     (a) This Agreement may be amended by the Servicer, COLT and the COLT Indenture Trustee without the consent of the COLT 2007-SN1 Certificateholder or any of the COLT 2007-SN1 Secured Noteholders (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement or in any other COLT 2007-SN1 Basic Document, (iii) to add or supplement any credit enhancement for the benefit of the COLT 2007-SN1 Secured Noteholders, (iv) to add to the covenants, restrictions or obligations of the Servicer, the COLT Owner Trustee or (v) to add, change or eliminate any other provision of this Agreement in any manner that shall not adversely affect in any material respect the interests of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder.

     (b) This Agreement may also be amended from time to time by the Servicer, COLT and the COLT Indenture Trustee with the consent of the holders of a majority of the then outstanding principal amount of the COLT 2007-SN1 Secured Notes and, if any Person other than COLT, LLC or an Affiliate of COLT, LLC holds any COLT 2007-SN1 Certificates, the consent of the COLT 2007-SN1 Certificateholders whose COLT 2007-SN1 Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date, which consent, whether given pursuant to this Section 7.01(b) or pursuant to any other provision herein, shall be conclusive and binding on such Persons and on all future holders of COLT 2007-SN1 Certificates and COLT 2007-SN1 Secured Notes for the purpose of adding any provisions to this Agreement or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the COLT 2007-SN1 Certificateholder or COLT 2007-SN1 Secured Noteholders; provided, however, that no such amendment shall:

          (i) change the due date of any instalment of principal of or interest on the COLT 2007-SN1 Secured Notes, or reduce the principal amount thereof, the interest rate applicable thereto, or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any COLT 2007-SN1 Secured Note or any distribution thereon is payable, or impair the right to institute suit as provided in Article V of the COLT Indenture for the enforcement of the provisions of the COLT Indenture requiring the application of funds available therefor to the payment of any such amount due on the COLT 2007-SN1 Secured Notes on or after the respective due dates therefor (or, in the case of redemption, on or after the Redemption Date), or

          (ii) reduce the percentage in this Section 7.01 required to consent to any action or amendment, without the consent of all of the holders of the COLT 2007-SN1 Secured Notes then outstanding.

     (c) Prior to the execution of any amendment or consent pursuant to Section 7.01(a) or (b), the Servicer shall furnish written notice of the substance of such amendment or consent to the Rating Agencies.

     (d) Promptly after the execution of any amendment or consent pursuant to
Section 7.01(a) or (b), the COLT Indenture Trustee shall furnish a copy of such amendment or consent to each COLT 2007-SN1 Secured Noteholder and the COLT 2007-SN1 Certificateholder.

     (e) It shall not be necessary for the consent of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder pursuant to Section 7.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder provided for in this Agreement) and of evidencing the authorization of the execution thereof by the COLT 2007-SN1 Secured Noteholders and the COLT 2007-SN1 Certificateholder shall be subject to such reasonable requirements as the COLT Indenture Trustee or the COLT Owner Trustee may prescribe, including the establishment of record dates.

     (f) Prior to the execution of any amendment to this Agreement, the COLT Indenture Trustee and the COLT Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Section 7.01. The COLT Indenture Trustee and the COLT Owner Trustee, may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 7.02 Protection of Title to COLT.

     (a) The Servicer shall maintain accounts and records as to the Series 2007-SN1 Lease Assets accurately and in sufficient detail to permit the reader thereof to know at any time the status of the Series 2007-SN1 Lease Assets, including payments and recoveries on (or with respect to) each Series 2007-SN1 Lease and the amounts deposited in the COLT Collection Account, the Reserve Account, and the Applied Payment Ahead Account and any Payments Ahead held by the Servicer in respect of each Series 2007-SN1 Lease.

     (b) The Servicer shall maintain its computer systems so that the Servicer's master computer records (including any back-up archives) that refer to any Series 2007-SN1 Lease Asset indicate clearly that such Series 2007-SN1 Lease Asset is owned by COLT. Indication of COLT's ownership of a Series 2007-SN1 Lease Asset shall be deleted from or modified on the Servicer's computer systems when, and only when, in the case of a Series 2007-SN1 Lease, the Series 2007-SN1 Lease has been paid in full or purchased by the Servicer and, in the case of a Vehicle, when, and only when, such Vehicle is no longer owned by COLT.

     (c) If at any time the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive leases to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Series 2007-SN1 Lease Asset, indicate clearly that such Series 2007-SN1 Lease Asset is owned by COLT unless such Series 2007-SN1 Lease Asset has been paid in full or repurchased by the Seller or purchased by the Servicer.

     (d) Neither the Servicer nor COLT shall at any time hold legal title to any Vehicles. As long as COLT shall own Series 2007-SN1 Lease Assets, legal title to the related Vehicles shall remain with VAULT, as nominee for COLT.

     (e) To the extent required by law, the Servicer shall cause the COLT 2007-SN1 Secured Notes and the COLT 2007-SN1 Certificate to be registered with the Commission pursuant to Sections 12(b), 12(g) or 15(h) of the Exchange Act within the time periods specified in such sections.

     SECTION 7.03 Notices. All demands, notices and communications upon or to GMAC, the Servicer, the Rating Agencies, COLT, the COLT 2007-SN1 Secured Noteholders or the COLT Owner Trustee on behalf of COLT under this Agreement shall be delivered as specified in Part III of Exhibit A.

     SECTION 7.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 7.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement is for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 7.06 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon and enforceable by the parties hereto, the COLT Owner Trustee, the COLT 2007-SN1 Certificateholder, the COLT 2007-SN1 Secured Noteholders, the Trust and their respective successors and permitted assigns. Except as otherwise provided in this Section 7.06, no other Person shall have any right or obligation hereunder.

     SECTION 7.07 Headings. The headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

     SECTION 7.08 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto, and all such provisions shall inure to the benefit of COLT.

     SECTION 7.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     SECTION 7.10 Rights Cumulative. All rights and remedies from time to time conferred upon or reserved to COLT, the COLT Owner Trustee, and the COLT Indenture

Trustee on behalf of COLT, the Series 2007-SN1 Further Holders or the Servicer or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

     SECTION 7.11 Further Assurances. Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

     SECTION 7.12 No Waiver. No waiver by any party hereto of any one or more defaults by any other party or parties in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

     SECTION 7.13 Series Liabilities. It is expressly understood and agreed by the Servicer, all persons claiming through the Servicer, the COLT 2007-SN1 Certificateholder and each COLT 2007-SN1 Secured Noteholder that Series 2007-SN1 is a separate series of COLT as provided in Section 3806(b)(2) of the Statutory Trust Act. As such, separate and distinct records shall be maintained for Series 2007-SN1 Lease Assets and the Trust Assets associated with Series 2007-SN1 shall be held and accounted for separately from the other assets of COLT or any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Series 2007-SN1 Lease Assets, including the COLT Series 2007-SN1 Secured Notes, shall be enforceable against the Series 2007-SN1 Lease Assets only, and not against COLT generally or the assets securing any other Series of Secured Notes.

     SECTION 7.14 No Bankruptcy Petition. The Servicer hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all Secured Notes, it shall not institute against, or join any other Person in instituting against, COLT in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the bankruptcy or similar laws of the United States or any State of the United States. This Section 7.14 shall survive the termination of this Agreement and the resignation or removal of the Servicer under this Agreement.

     SECTION 7.15 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of COLT, (b) each of the representations, undertakings and agreements herein made on the part of COLT is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only COLT, and

(c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of COLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by COLT under this Agreement or the other COLT 2007-SN1 Basic Documents.

     SECTION 7.16 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this COLT Servicing Agreement may be assigned by the Servicer without the consent of any other Person to a corporation, limited liability company or other entity that is a successor (by merger, consolidation or purchase of assets) to the Servicer, or more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors or GMAC, provided that such entity executes an agreement of assumption as provided in Section 4.02 of this Agreement.

     SECTION 7.17 Information to Be Provided by the COLT Indenture Trustee.

     (a) The COLT Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Servicer for information regarding the COLT Indenture Trustee which is required in order to enable the Servicer to comply with the provisions of Items 1117, 1119 and 1122 of Regulation AB as it relates to the COLT Indenture Trustee or to the COLT Indenture Trustee's obligations under this Agreement and the COLT Indenture.

     (b) Except to the extent disclosed by the COLT Indenture Trustee in subsection (c) or (d) below, the COLT Indenture Trustee shall be deemed to have represented to the Servicer on the first day of each Collection Period with respect to the prior Collection Period that to the best of its knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against The Bank of New York Trust Company, N.A. or any property of The Bank of New York Trust Company, N.A. that would be material to any COLT 2007-SN1 Secured Noteholder or, to the extent that the COLT 2007-SN1 Certificates are registered under the Securities Act for public sale, any holder of such COLT 2007-SN1 Certificates.

     (c) The COLT Indenture Trustee shall, as promptly as practicable following notice to or discovery by the COLT Indenture Trustee of any changes to any information regarding the COLT Indenture Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Servicer, in writing, such updated information.

     (d) The COLT Indenture Trustee shall deliver to the Servicer on or before March 15 of each year, beginning with March 15, 2008, a report of a representative of the COLT Indenture Trustee with respect to the immediately preceding calendar year certifying, on behalf of the COLT Indenture Trustee, that except to the extent otherwise disclosed in writing to Seller, to the best of his or her knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against The Bank of New York Trust Company, N.A. or any property of The Bank of New York Trust Company, N.A. that would be material to any COLT 2007-SN1 Noteholder or, to the extent that the COLT 2007-SN1 Certificates are registered under the Securities Act for public sale, any holder of such COLT 2007-SN1 Certificates.

     (e) The COLT Indenture Trustee shall deliver to the Servicer on or before March 15 of each year, beginning with March 15, 2008 a report of a representative of the COLT Indenture

Trustee with respect to the immediately preceding calendar year providing to the Servicer such information regarding the COLT Indenture Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB. Such information shall include, at a minimum a description of any affiliation between the COLT Indenture Trustee and any of the following parties to this securitization transaction, as such parties are identified to the COLT Indenture Trustee by the Servicer in writing in advance of this securitization transaction:

          (i) CARI;

          (ii) GMAC;

          (iii) the Issuing Entity;

          (iv) the Trust Administrator;

          (v) the COLT Owner Trustee;

          (vi) the Swap Counterparty; and

          (vii) any other material transaction party

In connection with the parties listed in clauses (i) and (vii) above, the COLT Indenture Trustee shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset backed securities issued in this securitization transaction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        CENTRAL ORIGINATING LEASE TRUST

                                        By: DEUTSCHE BANK TRUST COMPANY
                                        DELAWARE, not in its individual capacity
                                        but solely as COLT Owner Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-in-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-in-Fact


                                        GMAC LLC, as Servicer


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization


                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., not in its individual capacity but solely as COLT Indenture Trustee


                                        By: /s/ Keith Richardson
                                            ------------------------------------
                                        Name: Keith Richardson
                                        Title: Vice President

                                                                       EXHIBIT A
                                        to the COLT 2007-SN1 Servicing Agreement

                             COLT Series Definitions

                                (attached hereto)

                                                                       EXHIBIT B
                                        to the COLT 2007-SN1 Servicing Agreement

                        FORM OF COLT CUSTODIAN AGREEMENT

                                (attached hereto)

                                                                       EXHIBIT C
                                        to the COLT 2007-SN1 Servicing Agreement

                    FORM OF COLT PULL AHEAD FUNDING AGREEMENT

                                (attached hereto)

                                                                       EXHIBIT A

                                        TO THE COLT 2007-SN1 SERVICING AGREEMENT

                        PART I - COLT SERIES DEFINITIONS

     When used in any COLT 2007-SN1 Basic Document, the following terms shall have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     "ABS Value": with respect to a Series 2007-SN1 Lease Asset on any Payment Date and the last day of the related Collection Period,

     (a) for each Administrative Lease Asset with respect to which the Servicer has paid the Administrative Purchase Payment as of the close of business on the last day of the related Collection Period pursuant to Section 2.13 of the COLT Servicing Agreement, zero;

     (b) for each Warranty Lease Asset with respect to which the Seller has paid the Warranty Payment as of the close of business on the last day of the related Collection Period pursuant to Section 4.04 of the COLT Sale and Contribution Agreement, zero;

     (c) for each Series 2007-SN1 Lease Asset that (i) terminated during or prior to the related Collection Period or reached its Scheduled Lease End Date during or prior to the related Collection Period, (ii) became a Pull Ahead Lease Asset during or prior to the related Collection Period, or (iii) became an Extended Lease during or prior to the related Collection Period, but, in each case, that did not become a Liquidating Lease Asset (and neither of the actions described in clauses (a) or (b) above have occurred with respect to such Series 2007-SN1 Lease Asset) during or prior to such Collection Period, the Lease Residual;

     (d) for each Series 2007-SN1 Lease Asset that became a Liquidating Lease Asset during or prior to such Collection Period, zero; and

     (e) for each other Series 2007-SN1 Lease Asset not described in clauses (a) through (d) above, the sum of (i) the present value, as of the close of business on the last day of the related Collection Period (discounted at a rate equal to the Discount Rate for such Series 2007-SN1 Lease Asset and computed on the basis of a 360-day year comprised of twelve 30-day months), of each Monthly Lease Payment (if any) for such Series 2007-SN1 Lease Asset due after the last day of the related Collection Period, discounted from the first day of the Collection Period in which such Monthly Lease Payment is due to the last day of the related Collection Period, (ii) the aggregate amount of past due and unpaid Monthly Lease Payments, if any, for which no Advances have been made for such Series 2007-SN1 Lease Asset, and (iii) the present value, as of the close of business on the last day of the related Collection Period (discounted at a rate equal to the Discount Rate for such Series 2007-SN1 Lease Asset and computed on the basis of a 360-day year comprised of twelve 30-day months), of the Lease Residual for such Series 2007-SN1 Lease Asset, discounted from the first day of the Collection Period in which the Scheduled Lease End Date for such Series 2007-SN1 Lease Asset occurs to the last day of the related Collection Period.

     "Account Holder": a bank or trust company whose short-term unsecured debt obligations have the Required Deposit Rating that holds one or more of the COLT 2007-SN1 Accounts.

     "Act": an Act as specified in Section 11.3(a) of the COLT Indenture.

     "Actual Payment": with respect to a Payment Date and a Series 2007-SN1 Lease, all payments received by the Servicer from or for the account of the Lessee during the related Collection Period, except for any Overdue Payments, Supplemental Servicing Fees, Excluded Amounts or any payments with respect to Sales and Use Tax Amounts. Actual Payments do not include Applied Payments Ahead.

     "Additional Servicing Fee": with respect to any Payment Date, the additional fee payable to the Servicer for services rendered during the related Collection Period, which shall be equal to the sum of (a) 1/12 of the Additional Servicing Fee Rate multiplied by the Aggregate ABS Value of the Series 2007-SN1 Lease Assets at the opening of business on the first day of the related Collection Period (or, for the first Payment Date, the Additional Servicing Fee Rate multiplied by a fraction, the numerator of which is 61 and the denominator of which is 360, multiplied by the Aggregate Initial ABS Value) and (b) any unpaid Additional Servicing Fees from any prior Payment Date.

     "Additional Servicing Fee Rate": 1.00% per annum.

     "Administrative Lease Asset": a Series 2007-SN1 Lease Asset that the Servicer is required to purchase pursuant to Section 2.13 of the COLT Servicing Agreement.

     "Administrative Purchase Payment": with respect to an Administrative Lease Asset, the ABS Value of such Administrative Lease Asset determined as of the close of business on the last day of the Collection Period prior to the Collection Period as of which the Servicer is required (or, if earlier, elects) to purchase such Administrative Lease Asset.

     "Advance": with respect to the Series 2007-SN1 Lease Assets and any Payment Date, the amount that the Servicer has advanced pursuant to Section 3.06 of the COLT Servicing Agreement.

     "Agency Office": the office of COLT maintained pursuant to Section 3.2 of the COLT Indenture.

     "Aggregate ABS Value": as of any date of determination, an amount equal to the sum of the ABS Values of all Series 2007-SN1 Lease Assets on such date.

     "Aggregate Initial ABS Value": an amount equal to the sum of the Initial ABS Values of all Series 2007-SN1 Lease Assets.

     "Aggregate Noteholders' Principal Distributable Amount": as defined in Appendix A to the Trust Sale and Administration Agreement.

     "Aggregate Residual Losses": as of any Payment Date, an amount equal to the positive or negative difference of (i) the aggregate ABS Value as of the first day of the related Collection

Period of each Series 2007-SN1 Lease Asset with respect to which the related Vehicle was liquidated by or on behalf of the Servicer during the related Collection Period, other than any Series 2007-SN1 Lease Asset with respect to which the related Vehicle was repossessed by the Servicer in connection with a default by the related Lessee on its obligations under the related Series 2007-SN1 Lease, over (ii) any collections, including any Sale Proceeds and Pull Ahead Payments, received by the Servicer and applied during such Collection Period with respect to such Series 2007-SN1 Lease Assets.

     "Aggregate Secured Note Interest Distributable Amount": for any Payment Date, an amount equal to the sum of the Secured Note Interest Distributable Amounts for all COLT 2007-SN1 Secured Notes on such Payment Date.

     "Aggregate Secured Note Principal Balance": on any date of determination, the sum of the Secured Note Principal Balances for all COLT 2007-SN1 Secured Notes on such date.

     "ALG Residual": with respect to a Series 2007-SN1 Lease Asset, the applicable expected value of the related Vehicle at the Scheduled Lease End Date as determined by Automotive Lease Guide Co. and as selected by the Servicer on the date such Series 2007-SN1 Lease Asset was originated.

     "Applied Extended Lease Payment Amount": with respect to each Payment Date, the amount of any Extended Lease Payments received or deposited by the Servicer into the COLT Collection Account during or prior to the related Collection Period in respect of Applied Extended Leases for such Payment Date.

     "Applied Extended Leases": with respect to each Payment Date, any Extended Lease which became a Liquidating Lease Asset during the related Collection Period.

     "Applied Payments Ahead": with respect to a Payment Date and a Series 2007-SN1 Lease on which the Actual Payment made by the Lessee during the related Collection Period was less than the Monthly Lease Payment, an amount equal to the lesser of (i) the Payments Ahead with respect to such Series 2007-SN1 Lease and (ii) the amount by which the Monthly Lease Payment exceeds such Actual Payment.

     "Approval Condition": with respect to the COLT 2007-SN1 Secured Notes and any action or proposed action related thereto, that each Rating Agency then rating the Rated Notes shall have notified the Servicer, the COLT Owner Trustee and the COLT Indenture Trustee that such action will not result in a reduction or withdrawal of its rating on the Rated Notes.

     "Authorized Officer": with respect to COLT, any officer or agent acting under power of attorney of the COLT Owner Trustee who is authorized to act for the COLT Owner Trustee in matters relating to COLT and who is identified on the list of Authorized Officers delivered by the COLT Owner Trustee to the COLT Indenture Trustee on the Series 2007-SN1 Closing Date (as such list may be modified or supplemented from time to time thereafter) or the power of attorney and, so long as the COLT Servicing Agreement is in effect, any officer of the Servicer who is authorized to act for COLT pursuant to the COLT Servicing Agreement and who is identified on the list of Authorized Officers delivered by the Servicer to the COLT Indenture

Trustee on the Series 2007-SN1 Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Available Distribution Amount": with respect to any Payment Date, the sum of (I) the excess of (A) the sum of (i) the COLT Collections received by the Servicer on the Series 2007-SN1 Lease Assets during the related Collection Period, and (ii) the Applied Extended Lease Payment Amount for such Payment Date, over (B) the Unapplied Extended Lease Payment Amount for such Payment Date, plus (II) the amounts transferred from the Reserve Account to the COLT Collection Account on such Payment Date pursuant to Section 3.03(b)(iv) of the COLT Servicing Agreement, minus (III) any amounts for Outstanding Advances and Liquidation Expenses withdrawn from the COLT Collection Account on such Payment Date pursuant to Section 3.03(b)(iii) of the COLT Servicing Agreement.

     "Basic Servicing Fee": with respect to any Payment Date, the product of (i) the Aggregate ABS Value of the Series 2007-SN1 Lease Assets at the opening of business on the first day of the related Collection Period, (ii) 1/12 (or with respect to the first Payment Date, a fraction, the numerator of which is 61 and the denominator of which is 360), and (iii) the Basic Servicing Fee Rate.

     "Basic Servicing Fee Rate": 1.00%.

     "Beneficial Interest": with respect to any Vehicle related to a Series 2007-SN1 Lease Asset, (x) the beneficial interest in VAULT representing an interest in the legal title to such Vehicle, or (y) or to the extent that, notwithstanding the terms of the VAULT Trust Agreement and the Statutory Trust Act, COLT is deemed to hold a direct ownership interest in the legal title to such Vehicle (and not merely a beneficial interest in VAULT representing an interest in the legal title to such Vehicle), the direct ownership interest in the legal title to such Vehicle.

     "Benefit Plan": means any of (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a "plan" described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets of any of the foregoing.

     "Buyer": as set forth in the form of Transfer Certificate contained in Exhibit C to the COLT Indenture.

     "CARAT": Capital Auto Receivables Asset Trust 2007-SN1, a Delaware statutory trust created by the Trust Agreement.

     "CARAT 2007-SN1 Certificate": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "CARAT 2007-SN1 Notes": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "CARAT Basic Documents": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "CARAT Collection Account": the account designated as the "Collection Account", established and maintained pursuant to Section 5.01(a)(i) of the Trust Sale and Administration Agreement.

     "CARAT Collection Account Shortfall Amount": with respect to any Payment Date, the excess of (A) the amounts payable from the CARAT Collection Account on such Payment Date pursuant to Section 4.05(b) of the Trust Sale and Administration Agreement or, following the occurrence of a CARAT Indenture Event of Default and a declaration that the CARAT 2007-SN1 Notes have become immediately due and payable, pursuant to Section 8.01(b) of the Trust Sale and Administration Agreement (in each case, other than deposits to the Reserve Account and payments on the CARAT 2007-SN1 Certificates in accordance with the priorities of payment set forth therein), over (B) the Total Available Amount (other than any amounts set forth in clause (i) of the definition thereof) for such Payment Date.

     "CARAT Indenture": the CARAT 2007-SN1 Indenture, dated as of the Series 2007-SN1 Closing Date, between the Trust and the CARAT Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "CARAT Indenture Event of Default": the meaning assigned to the term "Event of Default" in Appendix A to the Trust Sale and Administration Agreement.

     "CARAT Indenture Trustee": The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States, not in its individual capacity but solely as trustee under the CARAT Indenture, or any successor thereto.

     "CARAT Owner Trustee": Deutsche Bank Trust Company Delaware, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Trust Agreement, or any successor thereto.

     "Class A-1 Notes": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "CARI": Capital Auto Receivables LLC, a Delaware limited liability company formerly known as Capital Auto Receivables, Inc.

     "Code": Internal Revenue Code of 1986, as amended

     "Collection Period": each calendar month (or, in the case of the first Collection Period, the period from and including the Cutoff Date to and including May 31, 2007). With respect to any Payment Date, the "related Collection Period" is the Collection Period preceding the calendar month in which such Payment Date occurs.

     "COLT 2007-SN1 Account": each of the COLT Collection Account, the Reserve Account and the Payment Ahead Servicing Account.

     "COLT 2007-SN1 Basic Documents": the Declaration of Trust, the COLT 2007-SN1 Supplement to the Declaration of Trust, the VAULT Trust Agreement, the COLT 2007-SN1 Transfer Direction, the COLT Designation, the VAULT Security Agreement, the COLT Sale and

Contribution Agreement, the COLT Indenture, the COLT Servicing Agreement, the COLT Pull Ahead Funding Agreement, the COLT Custodian Agreement, the COLT 2007-SN1 Secured Notes and the COLT 2007-SN1 Certificate.

     "COLT 2007-SN1 Certificate": each certificate issued pursuant to Section
10.2 of the COLT 2007-SN1 Supplement to the Declaration of Trust.

     "COLT 2007-SN1 Certificateholder": COLT, LLC or any other Person that holds the COLT 2007-SN1 Certificate.

     "COLT 2007-SN1 Collateral": as set forth in the Granting Clause of the COLT Indenture.

     "COLT 2007-SN1 Lease Assets Assignment": as set forth in Section 2.01 of the COLT Sale and Contribution Agreement and attached as Exhibit A to the COLT Sale and Contribution Agreement.

     "COLT 2007-SN1 Secured Note": each of the Secured Notes, designated as a COLT 2007-SN1 Secured Note, issued by COLT pursuant to the COLT Indenture.

     "COLT 2007-SN1 Secured Note Rate": 6.05% per annum.

     "COLT 2007-SN1 Secured Noteholder" or "Holder": as of any date of determination, the Person in whose name such COLT 2007-SN1 Secured Note is registered in the Secured Note Register on such date.

     "COLT 2007-SN1 Supplement to the Declaration of Trust": the COLT 2007-SN1 Supplement to the Declaration of Trust, dated as of the Series 2007-SN1 Closing Date, between the COLT Owner Trustee and COLT, LLC, as Residual Certificateholder, pursuant to Section 3.2 of the Declaration of Trust, as the same may be amended, supplemented or otherwise modified from time to time.

     "COLT 2007-SN1 Transfer Direction": the transfer direction, dated as of May 28, 2007, with respect to the transfer by the Seller to COLT of the Seller's beneficial interest in the Vehicles related to the Series 2007-SN1 Lease Assets under the VAULT Trust Agreement, executed by GMAC, the VAULT Trustee and COLT pursuant to the VAULT Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "COLT 2007-SN1 Trust Estate": all right, title and interest of COLT in, to and under the COLT 2007-SN1 Collateral and all right, title and interest of VAULT in, to and under the Pledged Collateral.

     "COLT Collection Account": the account designated as such and established and maintained pursuant to Section 3.01(a)(i) of the COLT Servicing Agreement.

     "COLT Collections": with respect to any Payment Date and the Series 2007-SN1 Lease Assets, an amount equal to the sum of the following amounts with respect to the related Collection Period:

          (i) the Monthly Lease Payments received with respect to the Series 2007-SN1 Lease Assets (including Applied Payments Ahead but excluding Excess Payments made during such Collection Period that are treated as Payments Ahead);

          (ii) all Pull Ahead Payments received or deposited by the Servicer since the preceding Payment Date (or with respect to the first Payment Date, since the Cutoff Date) with respect to any Series 2007-SN1 Lease Assets that became Pull Ahead Lease Assets during or prior to the related Collection Period;

          (iii) all Warranty Payments received or deposited by the Servicer in respect of the Series 2007-SN1 Lease Assets during the related Collection Period;

          (iv) all Administrative Purchase Payments received or deposited by the Servicer in respect of the Series 2007-SN1 Lease Assets during the related Collection Period;

          (v) all Sale Proceeds received or deposited by the Servicer in respect of the Series 2007-SN1 Lease Assets during the related Collection Period;

          (vi) any Monthly Payment Advances and Residual Advances with respect to such Payment Date;

          (vii) all Extended Lease Payments received or deposited by the Servicer with respect to Extended Leases during the related Collection Period;

          (viii) if such Payment Date is the Optional Purchase Date, the Optional Purchase Price deposited into the COLT Collection Account by the Servicer on such Payment Date pursuant to Section 6.01 of the COLT Servicing Agreement;

          (ix) all Insurance Proceeds received with respect to the Series 2007-SN1 Lease Assets during the related Collection Period;

          (x) without double counting any of the amounts specifically set forth above, the portion of any Security Deposits with respect to the Series 2007-SN1 Lease Assets deemed to be included as part of COLT Collections for the related Collection Period pursuant to Section 2.03(b) of the COLT Servicing Agreement; plus

          (xi) any other amounts received by the Servicer during the related Collection Period with respect to the Series 2007-SN1 Lease Assets, other than Excluded Amounts, Supplemental Servicing Fees, Excess Payments and Sales and Use Tax Amounts.

     In no event shall the term "COLT Collections" for any Payment Date include any Excluded Amounts or Sales and Use Tax Amounts received during the related Collection Period.

     "COLT Custodian": GMAC LLC or another custodian named from time to time in the COLT Custodian Agreement.

     "COLT Custodian Agreement": the COLT 2007-SN1 Custodian Agreement, dated as of the Series 2007-SN1 Closing Date, between the COLT Custodian and the COLT Owner Trustee, substantially in the form of Exhibit B to the COLT Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "COLT Indenture": the COLT 2007-SN1 Indenture, dated as of the Series 2007-SN1 Closing Date, between COLT and the COLT Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "COLT Indenture Trustee": The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States, not in its individual capacity but solely as trustee under the COLT Indenture, or any successor thereto.

     "COLT, LLC": Central Originating Lease, LLC, or any successor thereto.

     "COLT Order": a written order signed in the name of COLT by any of its Authorized Officers and delivered to the COLT Indenture Trustee.

     "COLT Overcollateralization Amount": $175,001,422.85, which is equal to the excess of the Aggregate Initial ABS Value over the Initial Secured Note Principal Balance.

     "COLT Owner Trustee": has the meaning assigned to the term in Appendix A to the Trust Sale and Administration Agreement.

     "COLT Pull Ahead Funding Agreement": the COLT 2007-SN1 Pull Ahead Funding Agreement, dated as of the Series 2007-SN1 Closing Date, between GMAC, as agent on behalf of General Motors, COLT and the COLT Indenture Trustee, substantially in the form attached as Exhibit C to the COLT Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "COLT Program Definitions": the COLT Program Definitions attached as
Exhibit I to the Declaration of Trust.

     "COLT Request": a written request signed in the name of COLT by any of its Authorized Officers and delivered to the COLT Indenture Trustee.

     "COLT Sale and Contribution Agreement": the COLT 2007-SN1 Sale and Contribution Agreement, dated as of the Series 2007-SN1 Closing Date, between COLT and GMAC, as the same may be amended, supplemented or otherwise modified from time to time.

     "COLT Servicing Agreement": the COLT 2007-SN1 Servicing Agreement, dated as of the Series 2007-SN1 Closing Date, between GMAC, as servicer, COLT and the COLT Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "Commission": The Securities and Exchange Commission.

     "Corporate Trust Office": with respect to the COLT Indenture Trustee, the principal office at which at any particular time the corporate trust business of the COLT Indenture Trustee is administered, which office is initially located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602.

     "Customary Servicing Practices": the customary servicing practices, procedures and policies utilized by the Servicer with respect to automotive leases that it services for itself or others, as such practices, procedures and policies may be changed from time to time.

     "Cutoff Date": April 1, 2007.

     "DBRS": DBRS Inc., or any successor thereto.

     "Declaration of Trust": the Declaration of Trust by Deutsche Bank Trust Company Delaware, as COLT Owner Trustee, dated as of December 13, 2006, acknowledged, accepted and agreed to by COLT, LLC, as the same may be amended, supplemented or otherwise modified from time to time.

     "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default under the COLT Indenture with respect to the COLT 2007-SN1 Secured Notes.

     "Delivery": when used with respect to Designated Account Property, "Delivery" means:

          (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" as defined in Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Designated Account Owner or its nominee or custodian by physical delivery to the Designated Account Owner or its nominee or custodian endorsed to, or registered in the name of, the Designated Account Owner or its nominee or custodian or endorsed in blank, and, with respect to a "certificated security" (as defined in Section 8-102 of the UCC) transfer to thereof (A) by delivery of such certificated security endorsed to, or registered in the name of, the Designated Account Owner or its nominee or custodian, or to another person, other than a "securities intermediary" (as defined in Section 8-102(14) of the UCC), who acquires possession of the certificated security on behalf of the Designated Account Owner or its nominee or custodian or, having previously acquired possession of the certificate, acknowledges in an authenticated record that it holds for the Designated Account Owner or its nominee or custodian, or (B) by delivery thereof to a "securities intermediary", who has agreed to hold all such assets delivered to it as "financial assets" under Article 8 of the applicable UCC and credit such assets to a "securities account" in which the Designated Account Owner is the entitlement holder, or (C) by delivery thereof to a "clearing corporation" (all of the foregoing, the "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Designated Account Owner or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Designated Account Property to the Designated Account Owner or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (ii) with respect to any such Designated Account Property that is any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: (A) book-entry registration of such Designated Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such intermediary of a deposit advice or other written confirmation of such book-entry registration to the Designated Account Owner or its nominee or custodian of the purchase by the Designated Account Owner or its nominee or custodian of such book-entry securities, (B) the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Designated Account Owner or its custodian or nominee and indicating that such custodian holds such Designated Account Property solely as agent for the Designated Account Owner or its nominee or custodian, (C) the making by the Designated Account Owner of entries in its books and records establishing that it holds such Designated Account Property solely as Designated Account Owner under the terms of Section 3.01 of the COLT Servicing Agreement, and (D) such additional or alternative procedures as may hereafter become appropriate to effect complete transfer or ownership of any such Designated Account Property to the Designated Account Owner, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (iii) with respect to any item of Designated Account Property that is an uncertificated security (as defined in Section 8-102(18) of the UCC) and that is not governed by clause (ii) above, (A) registration on the books and records of the issuer thereof in the name of the Designated Account Owner or its nominee or custodian, (B) registration on the books and records of the issuer thereof in the name of another person, other than a securities intermediary, who acknowledges that it holds such uncertificated security for the benefit of the Designated Account Owner or its nominee or custodian, or (C) the delivery of such uncertificated security to a securities intermediary who has agreed to hold all such uncertificated securities delivered to it as "financial assets" under Article 8 of the applicable UCC and credit such assets to a "securities account" in which the Designated Account Owner is the entitlement holder.

     "Designated Account Owner": with respect to any Designated Account, the Person in whose name such account is required to be maintained.

     "Designated Account Property": all amounts and investments held from time to time in any Designated Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

     "Designated Accounts": the COLT Collection Account and the Reserve Account.

     "Determination Date": the 10th day of each calendar month, or if such 10th day is not a Business Day, the next succeeding Business Day. With respect to any Payment Date, the "related Determination Date" is the Determination Date preceding such Payment Date.

     "Direct COLT Pledge": as set forth in the Granting Clause of the COLT Indenture.

     "Discount Rate": 10.00% per annum.

     "Eligible Deposit Account": either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depositary institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution": either (i) the corporate trust department of the Designated Account Owner, Deutsche Bank Trust Company Delaware or the COLT Indenture Trustee or (ii) a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (B) whose deposits are insured by the Federal Deposit Insurance Corporation.

     "Eligible Investments": book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the full faith and credit of the United States of America;

          (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt or certificates of deposit granted thereby;

          (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt or certificates of deposit granted thereby;

          (iv) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt or certificates of deposit granted thereby (including funds for which the Designated Account Owner, the COLT Owner Trustee or the COLT Indenture Trustee or any of their respective affiliates is an investment manager or advisor, so long as such fund shall have such rating);

          (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

          (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company (x) the deposits of which are insured by FDIC or (y) the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, the collateral for which is held by a custodial bank for the benefit of the Designated Account Owner or the COLT Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which is required to be liquidated immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

          (vii) (solely in the case of the Reserve Account) the Class A-1 Notes;

          (viii) commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations; and

          (ix) any other investment permitted by the Rating Agencies;

in each case, other than as permitted by the Rating Agencies, maturing (A) not later than the Business Day immediately preceding the next Payment Date or (B) on such next Payment Date if either (x) such investment is in the institution with which the applicable account is then maintained or (y) the Designated Account Owner (or such other Person in whose name the applicable account is maintained) (so long as the short-term unsecured debt obligations of the Designated Account Owner (or such other Person in whose name the applicable account is maintained) are rated at least "F1" by Fitch, "A-1" by S&P and "R-1" and by DBRS on the date such investment is made) shall advance funds on such Payment Date in the amount payable on such investment on such Payment Date pending receipt thereof to the extent necessary to make distributions on such Payment Date in accordance with Article III of the COLT Servicing Agreement. The provisions in clauses (ii), (iii), (iv), (vi) and (vii) above requiring that certain investments be rated in the highest investment category granted by each Rating Agency require such rating from S&P and, if Fitch or DBRS is then rating such investment, from Fitch and DBRS, respectively. For purposes of the foregoing, (x) unless the Designated Account Owner (or such other Person in whose name the applicable account is maintained) objects at the time an investment is made, the Designated Account Owner (or such other Person in whose name the applicable account is maintained) shall be deemed to have agreed to make such advance with respect to such investment, and (y) references herein to a rating in the investment category for short term unsecured debt or certificates of deposit shall mean "A-1" in the case of S&P, "F1" in the case of Fitch and "R-1" in the case of DBRS.

     "ERISA": Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate": a corporation, trade or business that is, along with GMAC, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

     "Event of Default": an event described in Section 5.1 of the COLT
Indenture.

     "Event of Default Sale Notice": as set forth in Section 5.4 of the COLT Indenture.

     "Excess Payment": as set forth in Section 3.05(a) of the COLT Servicing Agreement.

     "Excess Wear and Excess Mileage Charges": with respect to any Series 2007-SN1 Lease Asset, charges to a Lessee in accordance with the terms of the related Series 2007-SN1 Lease upon termination of such Series 2007-SN1 Lease (i) as a result of excess wear and tear with respect to the related Vehicle and (ii) mileage charges incurred for vehicle mileage in excess of the amount permitted under the Series 2007-SN1 Lease.

     "Exchange Act": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "Excluded Amounts": with respect to any Payment Date and to any Series 2007-SN1 Lease Asset, the sum of (i) any amounts received by the Servicer during the related Collection Period with respect to any administrative fees and parking tickets and fines on the related Vehicle, (ii) premiums paid by the Servicer or due to the related insurer during the related Collection Period in connection with the maintenance of insurance with respect to such Series 2007-SN1 Lease Asset, and (iii) any amounts required under applicable law to be paid or refunded to the Lessee during the related Collection Period (including any rebates of premiums with respect to cancellation of any insurance policy or service contract entered into by such Lessee).

     "Extended Lease": any Series 2007-SN1 Lease that has reached its Scheduled Lease End Date, with respect to which (x) the Lessee has paid all Monthly Lease Payments required under the terms of such Series 2007-SN1 Lease and (y) the Lessee has agreed with the Servicer to extend the term of such Series 2007-SN1 Lease and to continue making Monthly Lease Payments under such Series 2007-SN1 Lease in an amount as agreed between the Lessee and the Servicer in accordance with Customary Servicing Practices.

     "Extended Lease Payments": with respect to any Extended Lease and any Collection Period prior to the Collection Period in which the related Vehicle was sold or otherwise disposed of by the Servicer, any Monthly Lease Payments due under such Extended Lease after its Scheduled Lease End Date and received by the Servicer during the related Collection Period, minus any payments in respect of Sales and Use Tax Amounts required to be paid with respect to such Extended Lease during such Collection Period.

     "FDIC": Federal Deposit Insurance Corporation or any successor agency.

     "Final Maturity Date": the Payment Date in January 2012.

     "Fitch": Fitch, Inc., or any successor thereto.

     "General Motors": General Motors Corporation, a Delaware corporation.

     "GMAC": GMAC LLC, a Delaware limited liability company formerly known as General Motors Acceptance Corporation.

     "Grant": to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon, a security interest in and right of set off against, deposit, set over and confirm pursuant to the COLT Indenture. A Grant of the COLT 2007-SN1 Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of, the COLT 2007-SN1 Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder": with respect to any COLT 2007-SN1 Secured Note and any date of determination, the Person in whose name such COLT 2007-SN1 Secured Note is registered in the Secured Note Register on such date.

     "Indemnified Person": as set forth in Section 4.01(a)(ii) of the COLT Servicing Agreement.

     "Independent": when used with respect to any specified Person, the Person
(a) is in fact independent of COLT, the Seller, the Servicer and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in COLT, the Seller, the Servicer or any Affiliate of any of the foregoing Persons and (c) is not connected with COLT, the Seller, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate": a certificate or opinion to be delivered to the COLT Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the COLT Indenture, made by an Independent appraiser or other expert appointed by a COLT Order and approved by the COLT Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

     "Initial ABS Value": with respect to each Series 2007-SN1 Lease Asset, the sum of (i) the present value, as of the Cutoff Date (discounted at a rate equal to the Discount Rate for such Series 2007-SN1 Lease Asset and computed on the basis of a 360-day year comprised of twelve 30-day months), of each Monthly Lease Payment (if any) for such Series 2007-SN1 Lease Asset due after the Cutoff Date, discounted from the first day of the Collection Period in which such Monthly Lease Payment is due to the Cutoff Date, (ii) the aggregate amount of past due and unpaid Monthly Lease Payments (if any) for which no Advances have been made, and (iii) the present value, as of the close of business on the Cutoff Date (discounted at a rate equal to the Discount Rate for such Series 2007-SN1 Lease Asset and computed on the basis of a 360-day year comprised of twelve 30-day months), of the Lease Residual for such Series 2007-SN1 Lease Asset, discounted from the first day of the Collection Period in which the Scheduled Lease End Date for such Series 2007-SN1 Lease Asset occurs to the Cutoff Date.

     "Initial Secured Note Principal Balance": as set forth in Section 2.1(c) of the COLT Indenture.

     "Institutional Accredited Investor": as set forth in Section 2.11 of the COLT Indenture.

     "Insurance Proceeds": with respect to a Payment Date and a Series 2007-SN1 Lease Asset, all amounts received by the Servicer during the related Collection Period with respect to any insurance policies maintained with respect to such Series 2007-SN1 Lease Asset pursuant to Section 2.08 of the COLT Servicing Agreement.

     "Interested Parties": as set forth in the recitals to the COLT Sale and Contribution Agreement.

     "Investment Earnings": investment earnings on investments of funds deposited in the COLT 2007-SN1 Accounts, net of losses and investment expenses.

     "Lease Residual": with respect to any Series 2007-SN1 Lease Asset, the lesser of the Stated Residual Value and the ALG Residual for the related Vehicle.

     "Lessee": with respect to any Series 2007-SN1 Lease Asset, the lessee or the co-lessees of the Vehicle and any guarantor of the Series 2007-SN1 Lease comprising such Series 2007-SN1 Lease Asset.

     "Lessee Purchase Amount": with respect to a Vehicle related to a Series 2007-SN1 Lease Asset that the Lessee is purchasing at the Scheduled Lease End Date, all amounts payable by the Lessee in connection with such purchase under the related Series 2007-SN1 Lease.

     "Liquidating Lease Asset": a Series 2007-SN1 Lease Asset with respect to which the first of the following has occurred during a Collection Period:

     (a) the related Vehicle was sold or otherwise disposed of by the Servicer following repossession thereof or the scheduled or early termination of the related Series 2007-SN1 Lease;

     (b) the related Series 2007-SN1 Lease reached its Scheduled Lease End Date more than 120 days prior to the end of such Collection Period and as of the end of such Collection Period, the related Vehicle remained unsold;

     (c) the related Series 2007-SN1 Lease became an Extended Lease on its Scheduled Lease End Date and such Scheduled Lease End Date shall have occurred more than 120 days prior to the end of such Collection Period and as of the end of such Collection Period, the related Vehicle remained unsold; or

     (d) the Servicer's records, in accordance with its Customary Servicing Practices, disclose that all Insurance Proceeds expected to be received have been received by the Servicer following a casualty or other loss with respect to the related Vehicle.

     "Liquidation Expenses": with respect to a Series 2007-SN1 Lease Asset in respect of which the related Vehicle has been sold or otherwise disposed of by the Servicer during or prior to the related Collection Period, the amount charged to the account of the Lessee, in keeping with the Servicer's Customary Servicing Practices, for refurbishing and disposing of the related Vehicle and other out-of-pocket costs related to the liquidation, including all repossession, auction, painting repair, legal and any and all other similar liquidation, collection and refurbishment costs and expenses.

     "Monthly Lease Payment": with respect to any Series 2007-SN1 Lease Asset, the amount required to be paid by the Lessee under the related Series 2007-SN1 Lease on or prior to each Monthly Lease Payment Date (as such amount may be modified in connection with any permitted modification or extension), minus any payments with respect to Sales and Use Tax Amounts required to be paid pursuant to such Series 2007-SN1 Lease on or prior to such Monthly Lease Payment Date.

     "Monthly Lease Payment Date": with respect to any Series 2007-SN1 Lease Asset, the date specified in the related Series 2007-SN1 Lease as the date on or before which the Lessee is required to make a payment each month.

     "Monthly Payment Advance": as set forth in Section 3.06(a) of the COLT Servicing Agreement.

     "Monthly Remittance Condition": a condition that shall be satisfied if (A) GMAC or any Affiliate thereof is the Servicer, (B) no Servicer Default has occurred and is continuing, and (C) either (i) the short-term unsecured debt of the Servicer is rated at least "A-1" by S&P and "F1" by Fitch, and if DBRS is then rating such investment, "R-1" by DBRS, or (ii) the Servicer has made any other arrangements satisfactory to the Rating Agencies.

     "New COLT Designation": the Designation of Trust Beneficiary and Creation of Series of Beneficial Interest, dated as of December 13, 2006, between GMAC and COLT and accepted, acknowledged and agreed by the VAULT Trustee and Multi-Use Lease Entity Trust, a Delaware statutory trust.

     "New COLT Series": the series created for the benefit of COLT pursuant to the New COLT Designation dated as of December 13, 2006.

     "Note Principal Balance": as defined in Appendix A to the Trust Sale and Administration Agreement.

     "Notice of Default": as set forth in Section 5.1(b) of the COLT Indenture.

     "Officers' Certificate": (i) with respect to any corporation, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, any Vice President, any Treasurer, any Assistant Treasurer, any Secretary or any Assistant Secretary of such corporation, (ii) with respect to any limited liability company, a certificate signed by any manager of such limited liability company, and (iii) with respect to COLT, the COLT Owner Trustee or the COLT Indenture Trustee, a certificate signed by any Responsible Officer thereof.

     "Opinion of Counsel": a written opinion of counsel, who may be an employee of the Servicer or its Affiliates.

     "Optional Purchase Date": as set forth in Section 6.01 of the COLT Servicing Agreement.

     "Optional Purchase Price": as set forth in Section 6.01 of the COLT Servicing Agreement.

     "Outstanding": with respect to any COLT 2007-SN1 Secured Notes and date of determination, all such COLT 2007-SN1 Secured Notes theretofore authenticated and delivered under the COLT Indenture except:

     (1) COLT 2007-SN1 Secured Notes theretofore canceled by the COLT Indenture Trustee in accordance with Section 2.7 of the COLT Indenture;

     (2) COLT 2007-SN1 Secured Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the COLT Indenture Trustee or any Paying Agent in trust for the Holders of such COLT 2007-SN1 Secured Notes; provided, however, that if such COLT 2007-SN1 Secured Notes are to be redeemed, notice of such redemption has been duly given pursuant to the COLT Indenture or provision therefore, satisfactory to the COLT Indenture Trustee, has been made; and

     (3) COLT 2007-SN1 Secured Notes in exchange for or in lieu of other COLT 2007-SN1 Secured Notes which have been authenticated and delivered pursuant to the COLT Indenture unless proof satisfactory to the COLT Indenture Trustee is presented that any such COLT 2007-SN1 Secured Notes are held by a Protected Purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document or any COLT 2007-SN1 Basic Document related thereto, COLT 2007-SN1 Secured Notes both legally and beneficially owned by COLT, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding. COLT 2007-SN1 Secured Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the COLT Indenture Trustee the pledgor's right so to act with respect to such COLT 2007-SN1 Secured Notes and that the pledgee is not the issuer of the COLT 2007-SN1 Secured Notes, the Seller of the Secured Notes under the Secured Notes Trust Sale and Administration Agreement, the Servicer or an Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding.

     "Outstanding Advance": as of the last day of a Collection Period and with respect to a Series 2007-SN1 Lease Asset, the sum of all Monthly Payment Advances and Residual Advances made on or prior to such date, minus all payments made or collections received on or prior to such date that are specified in
Section 3.06(c) and (d) of the COLT Servicing Agreement as reducing Outstanding Advances with respect to such Series 2007-SN1 Lease Asset.

     "Outstanding Amount": as of any date, the aggregate Secured Note Principal Balance of all COLT 2007-SN1 Secured Notes Outstanding at such date.

     "Overdue Payment": with respect to a Payment Date and a Series 2007-SN1 Lease Asset, all payments, other than Supplemental Servicing Fees, Excluded Amounts and Sales and Use Tax Amounts, received by the Servicer from or for the account of the related Lessee during the related Collection Period, to the extent of the portion of any Outstanding Advances made with respect to such Series 2007-SN1 Lease Asset.

     "Paying Agent": with respect to the COLT Indenture, the COLT Indenture Trustee or any other Person that meets the eligibility standards for the COLT Indenture Trustee specified in Section 6.11 of the COLT Indenture and is authorized by COLT to make the payments to and distributions from the COLT Collection Account on the COLT 2007-SN1 Secured Notes on behalf of COLT.

     "Payment Ahead Servicing Account": as set forth in Section 3.01(a)(ii) of the COLT Servicing Agreement.

     "Payment Date": the fifteenth day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing June 15, 2007.

     "Payments Ahead": with respect to each Payment Date and a Series 2007-SN1 Lease, the aggregate of all Excess Payments on such Series 2007-SN1 Lease received during or prior to the related Collection Period minus the aggregate of all Applied Payments Ahead on such Series 2007-SN1 Lease which were applied on any prior Payment Date.

     "PBGC": the Pension Benefit Guaranty Corporation.

     "Perfection Representations": the representations set forth on Schedule B to the COLT Sale and Contribution Agreement.

     "Physical Property": the property described as such in the definition of "Delivery."

     "Pledged Collateral": as set forth in Section 2 of the VAULT Security Agreement.

     "Pooling and Administration Agreement": the Pooling and Administration Agreement, dated as of the Series 2007-SN1 Closing Date, between GMAC and CARI, as the same may be amended, supplemented or otherwise modified from time to time.

     "Proceeding": any suit in equity, action at law or other judicial or administrative proceeding.

     "Protected Purchaser": as defined in Section 8-303 of the UCC, provided that the requirements of Section 8-405 of the UCC are met.

     "Pull Ahead Agent": GMAC, in its capacity as agent for General Motors under the Pull Ahead Funding Agreement.

     "Pull Ahead Funding Agreement": the Pull Ahead Funding Agreement, dated as of the Closing Date, between GMAC, as agent for General Motors, COLT and the COLT Indenture Trustee, as amended and supplemented from time to time.

     "Pull Ahead Lease Asset": a Series 2007-SN1 Lease Asset with respect to which the related Lessee has elected to terminate the related Series 2007-SN1 Lease prior to its Scheduled Lease End Date by delivering the related Vehicle to a Dealer pursuant to the terms of an applicable Pull Ahead Program and such Series 2007-SN1 Lease.

     "Pull Ahead Payment": with respect to any Pull Ahead Lease Asset and any Payment Date, the sum of (i) all remaining Monthly Lease Payments due in accordance with the terms of the related Series 2007-SN1 Lease, (ii) all due and unpaid Monthly Lease Payments, and (iii) any Pull Ahead Payment that was due but not paid in full on any prior Payment Date.

     "Pull Ahead Program": any program instituted by GMAC, as agent of General Motors, or by General Motors pursuant to which the Lessee shall be permitted to terminate a Series 2007-SN1 Lease prior to its Scheduled Lease End Date without payment by the Lessee of all or a portion of the remaining Monthly Lease Payments due in accordance with the terms of the related Series 2007-SN1 Lease.

     "Rated Notes": with respect to the COLT 2007-SN1 Secured Notes, each class of notes secured by an interest in the COLT 2007-SN1 Secured Notes which has been rated by a Rating Agency at the request of the Servicer.

     "Rating Agency": as of any date, each of S&P, Fitch and DBRS (if such agency is then rating the COLT 2007-SN1 Secured Notes or any Rated Notes secured thereby).

     "Record Date": with respect to any Payment Date, the close of business on the last Business Day of the preceding calendar month.

     "Redemption Date": the date specified as such by the Servicer in accordance with Section 10.1 of the COLT Indenture.

     "Redemption Price": shall mean the Optional Purchase Price.

     "Regulation AB": Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such regulations may be amended from time to time and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.

1,506, 1,531 (Jan. 7, 2005)) and as may be provided by the Commission or its staff from time to time.

     "Released Administrative Amount": with respect to an Administrative Lease Asset, any collections on such Lease Asset remaining or received after payment of the Administrative Purchase Payment.

     "Released Warranty Amount": with respect to a Warranty Lease Asset, any collections on such Warranty Lease Asset remaining or received after payment of the Warranty Payment.

     "Report of Assessment of Compliance with Servicing Criteria": as defined in
Section 2.17(a) of the COLT Servicing Agreement.

     "Required Deposit Rating": a rating on short-term unsecured debt obligations of at least "A-1" by S&P and, if Fitch or DBRS is then rating such investment, "F1" by Fitch and "R-1" by DBRS, or otherwise acceptable to the Rating Agencies. Any requirement that the short-term unsecured debt obligations have the "Required Deposit Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each Rating Agency.

     "Reserve Account": the account established for the benefit of the holders of the COLT 2007-SN1 Secured Notes pursuant to Section 3.02 of the COLT Servicing Agreement.

     "Reserve Account Available Amount": as of any date of determination, the cash and other Eligible Investments on deposit in the Reserve Account on such date of determination.

     "Reserve Account Excess Amount": with respect to any Payment Date, the excess, if any, of (i) the Reserve Account Available Amount on such date, over
(ii) the Reserve Account Required Amount on such date.

     "Reserve Account Initial Deposit": an amount equal to $18,750,063.65 (which is the product of (x) the Aggregate Initial ABS Value and (y) 0.75%).

     "Reserve Account Percentage": 0.75%.

     "Reserve Account Required Amount": $18,750,063.65.

     "Residual Advance": as set forth in Section 3.06(b) of the COLT Servicing Agreement.

     "Responsible Officer": (1) when used with respect to the COLT Owner Trustee, any officer of Deutsche Bank Trust Company Americas acting under a valid power of attorney from the COLT Owner Trustee, or any officer within the Corporate Trust Office of the COLT Owner Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer or any other officer of the COLT Owner Trustee customarily performing functions similar to those performed by any of the above designated officers in each case having direct responsibility for administration of the Declaration of Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; (2) when used with respect to the COLT Indenture Trustee, any officer within the Corporate Trust Office (or any successor group of the COLT Indenture Trustee), including any managing director, vice president, assistant vice president, secretary, assistant secretary, vice president or any other officer of the COLT Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the COLT Indenture; (3) when used with respect to COLT, any officer of the COLT Owner Trustee and/or the Servicer who is authorized to act for COLT and who is identified on the list of Responsible Officers delivered by the COLT Owner Trustee or the Servicer, as applicable, to the COLT Indenture Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter); and (4) when used with respect to the Servicer or any other payee, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Rule 144A": Rule 144A under the Securities Act.

     "Sale Proceeds": with respect to any Series 2007-SN1 Lease Asset and the Payment Date following the Collection Period in which the related Vehicle was sold or otherwise disposed of by the Servicer, an amount equal to the sum of the following:

          (i) all proceeds from the sale of the related Vehicle following the termination of the Series 2007-SN1 Lease, net of amounts withheld by auctions as fees and reimbursable expenses, including any amounts realized from sales to Dealers, during the related Collection Period, plus

          (ii) if such Series 2007-SN1 Lease terminated prior to its Scheduled Lease End Date (other than by reason of being a Pull Ahead Lease Asset), all amounts paid by the Lessee in connection with such early termination under the Series 2007-SN1 Lease, plus

          (iii) without duplication of any amounts described in clause (i) or
     (ii), any other amounts (other than Excluded Amounts, Supplemental Servicing Fees, Excess Payments, any Extended Lease Payments on such Series 2007-SN1 Lease Asset and Sales and Use Tax Amounts) received by the Servicer during the related Collection Period with respect to such Series 2007-SN1 Lease after its Scheduled Lease End Date, including all amounts collected by the Servicer in respect of Excess Wear and Excess Mileage Charges for such Vehicle, minus

          (iv) the sum of (a) any Liquidation Expenses with respect to such Series 2007-SN1 Lease Asset, (b) any amounts that are required to be paid or refunded to the Lessee and/or any other Person under applicable law and
     (c) any Sales and Use Tax Amounts payable under such Series 2007-SN1 Lease.

     "Sales and Use Tax Amount": the portion of each payment under a Series 2007-SN1 Lease Asset that is allocable to fees and sales, use or other taxes or similar payments due under such Series 2007-SN1 Lease.

     "Scheduled Lease End Date": with respect to any Series 2007-SN1 Lease Asset, the original date set forth in the related Series 2007-SN1 Lease as the date on which such Series 2007-SN1 Lease is scheduled to expire, but not including any extensions that cause the Series 2007-SN1 Lease to become an Extended Lease.

     "Secured Note Interest Distributable Amount": with respect to each COLT 2007-SN1 Secured Note and any Payment Date, the sum of:

     (a) the Secured Note Monthly Accrued Interest for such COLT 2007-SN1 Secured Note on such Payment Date;

     (b) any Secured Note Interest Distributable Amount due but not paid with respect to such COLT 2007-SN1 Secured Note on the preceding Payment Date; and

     (c) interest on any such unpaid Secured Note Interest Distributable Amount specified in clause (b) determined by multiplying

          (i) the COLT 2007-SN1 Secured Note Rate, by

          (ii) the amount of such unpaid Secured Note Interest Distributable Amount, and by

          (iii) 1/12.

     "Secured Note Monthly Accrued Interest": with respect to any Payment Date and each COLT 2007-SN1 Secured Note, the product of (i) the Secured Note Principal Balance of such COLT 2007-SN1 Secured Note at the close of business on the immediately preceding Payment Date (after giving effect to the distribution of the Secured Note Principal Distributable Amount on such date in accordance with Section 3.03(c)(iii) of the COLT Servicing Agreement or, with respect to the first Payment Date, the initial Secured Note Principal Balance of such COLT 2007-SN1 Secured Note), (ii) 1/12 (or, with respect to the first Payment Date, the actual number of days from and including the Series 2007-SN1 Closing Date to but excluding such Payment Date, divided by 360), and (iii) the COLT 2007-SN1 Secured Note Rate.

     "Secured Note Percentage": 93.00%.

     "Secured Note Principal Balance": with respect to each COLT 2007-SN1 Secured Note on any date of determination, an amount equal to the result of (A) the product of (x) 50% and (y) the Secured Note Percentage and (z) Aggregate Initial ABS Value, reduced by (B) all payments prior to such date of determination in respect of principal made to the holder of such COLT 2007-SN1 Secured Note pursuant to Section 3.03(c)(iii) of the COLT Servicing Agreement.

     "Secured Note Principal Distributable Amount": for any Payment Date, the lesser of:

     (a) the Aggregate Secured Note Principal Balance at the close of business on the immediately preceding Payment Date (after giving effect to any principal payments made on the COLT 2007-SN1 Secured Notes on such preceding Payment Date or with respect to the first Payment Date, on the Series 2007-SN1 Closing Date); and

     (b) an amount equal to the excess, if any, of (i) the Aggregate Secured Note Principal Balance at the close of business on the immediately preceding Payment Date (after giving effect to any principal payments made on the COLT 2007-SN1 Secured Notes on such preceding Payment Date or with respect to the first Payment Date, on the Series 2007-SN1 Closing Date) over (ii) the result of the Aggregate ABS Value at the close of business on the last day of the related Collection Period minus the COLT Overcollateralization Amount for such Payment Date.

     Notwithstanding the foregoing, on the Final Maturity Date for the COLT 2007-SN1 Secured Notes, the Secured Note Principal Distributable Amount shall also include the amount that is necessary, after giving effect to other amounts withdrawn by the COLT Indenture Trustee on such Payment Date and allocable to payments of principal, to reduce the outstanding principal balance of the COLT 2007-SN1 Secured Notes to zero.

     "Secured Note Register": the register for the COLT 2007-SN1 Secured Notes specified in Section 2.3(a) of the COLT Indenture.

     "Secured Note Registrar": initially, the COLT Indenture Trustee, as set forth in Section 2.3(a) of the COLT Indenture, and thereafter, any other Person appointed by COLT in accordance with Section 2.3 of the COLT Indenture.

     "Secured Notes Transfer and Administration Agreements": as set forth in the recitals to the COLT Sale and Contribution Agreement.

     "Securities Act": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "Securities Intermediary": as set forth in Section 3.01(b) of the COLT Servicing Agreement.

     "Security Deposit": with respect to any Vehicle, any security deposit made by the Lessee under the related Series 2007-SN1 Lease.

     "Seller": the Person executing the COLT Sale and Contribution Agreement as the Seller or its successor in interest pursuant to Section 6.14 of the COLT Sale and Contribution Agreement.

     "Series 2007-SN1": as set forth in Section 10.1(b) of the COLT 2007-SN1 Supplement to the Declaration of Trust.

     "Series 2007-SN1 Closing Date": June 7, 2007.

     "Series 2007-SN1 Further Holders": the COLT Indenture Trustee, the COLT Owner Trustee, each COLT 2007-SN1 Secured Noteholder, the COLT 2007-SN1 Certificateholder and the CARAT Indenture Trustee.

     "Series 2007-SN1 Lease Asset Files": as set forth in Section 2.04 of the COLT Sale and Contribution Agreement.

     "Series 2007-SN1 Lease Assets": as of any date of determination, the Lease Assets listed on the initial Series 2007-SN1 Lease Assets Schedule, excluding any Lease Assets as of such date that constitute Liquidating Lease Assets, Administrative Lease Assets required to be purchased on or before such date and Warranty Lease Assets required to be repurchased on or before such date.

     "Series 2007-SN1 Lease Assets Schedule": as set forth in Section 2.19 of the COLT Servicing Agreement.

     "Series 2007-SN1 Leases": the Program Leases relating to the Series 2007-SN1 Lease Assets.

     "Series 2007-SN1 Portfolio": as set forth in Section 10.1(a) of the COLT 2007-SN1 Supplement to the Declaration of Trust.

     "Series Portfolio": one or more separate portfolios of assets of COLT that have been identified and allocated on the books and records of COLT pursuant to
Section 3.2 of the Declaration of Trust.

     "Servicer": the Person executing the COLT Servicing Agreement as the Servicer or its successor in interest pursuant to Section 4.02 of the COLT Servicing Agreement.

     "Servicer Default": an event described in Section 5.01 of the COLT Servicing Agreement.

     "Servicer's Certificate": a certificate, completed by and executed on behalf of the Servicer by a Responsible Officer, in accordance with Section 2.15 of the COLT Servicing Agreement.

     "Servicing Criteria": the "servicing criteria" set forth in Item 1122(d) of Regulation AB.

     "Sold Assets": as set forth in Section 2.01(a)(vii) of the COLT Sale and Contribution Agreement.

     "State": any one of the 50 states of the United States of America or the District of Columbia.

     "Stated Residual Value": with respect to a Series 2007-SN1 Lease Asset, the residual value of the related Vehicle as set forth in the related Series 2007-SN1 Lease and established at the time of lease origination.

     "Supplemental Servicing Fee": with respect to a Collection Period, all Investment Earnings and any late fees, extension fees, NSF check charges, disposition fees, purchase option fees, prepayment charges, early termination fees and other administrative fees and expenses or similar charges with respect to the Series 2007-SN1 Lease Assets, collected (from whatever source) on the Series 2007-SN1 Lease Assets held by COLT during such Collection Period.

     "Total Available Amount": the meaning assigned to such term in the Appendix A to the Trust Sale and Administration Agreement.

     "Trust": Capital Auto Receivables Asset Trust 2007-SN1, a Delaware statutory trust created by the Trust Agreement.

     "Trust Administrator": as set forth in Appendix A to the Trust Sale and Administration Agreement.

     "Trust Agreement": the Trust Agreement, dated as of the Series 2007-SN1 Closing Date, between CARI and the CARAT Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "Trust Sale and Administration Agreement": the Trust Sale and Administration Agreement, dated as of the Series 2007-SN1 Closing Date, between CARI, the Trust and the Trust Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

     "UCC": the Uniform Commercial Code as in effect in the relevant jurisdiction.

     "U.S. Person": any Person considered a "United States person" under Section 7701(a)(30) of the Code.

     "Unapplied Extended Lease Payment Amount": with respect to each Payment Date, the amount of any Extended Lease Payments deposited into the COLT Collection Account by the Servicer during the related Collection Period in respect of Unapplied Extended Leases.

     "Unapplied Extended Leases": with respect to each Payment Date, any Extended Lease which has not become a Liquidating Lease Asset during or prior to the related Collection Period.

     "VAULT Security Agreement": the VAULT Pledge and Security Agreement, dated as of the Series 2007-SN1 Closing Date, by VAULT and made in favor of the COLT 2007-SN1 Secured Noteholders.

     "Voting Interests": the voting interests in the COLT 2007-SN1 Certificates as provided in the Declaration of Trust and applicable Delaware Law.

     "Warranty Lease Asset": as set forth in Section 4.04 of the COLT Sale and Contribution Agreement.

     "Warranty Payment": with respect to each Warranty Lease Asset, an amount equal to the sum of (i) the ABS Value of such Warranty Lease Asset determined as of the close of business on the last day of the Collection Period prior to the Collection Period as of which the Seller is required (or, if earlier, elects) to repurchase such Warranty Lease Asset, and (ii) all Outstanding Advances made with respect to past due and unpaid Monthly Lease Payments due under such Warranty Lease Asset that remain outstanding on the date of repurchase.

     "Warranty Repurchase Event": as set forth in Section 4.04 of the COLT Sale and Contribution Agreement.

                         PART II - RULES OF CONSTRUCTION

     (a) Accounting Terms. As used in this Appendix or the COLT 2007-SN1 Basic Documents, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the COLT 2007-SN1 Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the COLT 2007-SN1 Basic Documents will control.

     (b) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Appendix or any COLT 2007-SN1 Basic Document will refer to this Appendix or such COLT 2007-SN1 Basic Document as a whole and not to any particular provision of this Appendix or such COLT 2007-SN1 Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any COLT 2007-SN1 Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such COLT 2007-SN1 Basic Document unless otherwise specified. The word "or" is not exclusive.

     (c) Reference to Payment Dates. With respect to any Payment Date, the "related Collection Period," and the "related Determination Date," will mean the Collection Period and Determination Date, respectively, immediately preceding such Payment Date, and the relationships among Collection Periods and Determination Dates will be correlative to the foregoing relationships.

     (d) Number and Gender. Each defined term used in this Appendix or the COLT 2007-SN1 Basic Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the COLT 2007-SN1 Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

     (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the COLT 2007-SN1 Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

     (f) Capitalized Terms. Capitalized terms, when used in this Appendix, shall have the meanings assigned to them in this Appendix, or if not defined therein, shall have the meanings assigned to them in the COLT Program Definitions attached as Exhibit I to the Declaration of Trust.

                   PART III -- NOTICE ADDRESSES AND PROCEDURES

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any COLT 2007-SN1 Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the COLT Indenture Trustee, the COLT 2007-SN1 Secured Noteholders, the 2007-SN1 Certificateholder, COLT, the COLT Owner Trustee or the COLT Custodian shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          (a) in the case of the Seller, at the following address:

               Director - Global Securitization
               GMAC LLC
               200 Renaissance Center
               12th Floor, MC: 482-B12-C24
               Detroit, MI 48265
               Fax (313) 665-6351

          (b) in the case of the Servicer, at the following address:

               Director - Global Securitization
               GMAC LLC
               200 Renaissance Center
               12th Floor, MC: 482-B12-C24
               Detroit, MI 48265
               Fax (313) 665-6351

          (c) in the case of the COLT Indenture Trustee, at its Corporate Trust Office, as set forth below:

               The Bank of New York Trust Company, N.A.
               2 North LaSalle Street, Suite 1020
               Chicago, IL 60602
               Attention: Asset-Backed Securities

          (d) in the case of the COLT 2007-SN1 Certificateholder, at the address of the COLT 2007-SN1 Certificateholder as shown in the Certificate Register;

          (e) in the case of the COLT Custodian, at the following address:

               Director - Global Securitization
               GMAC LLC
               200 Renaissance Center
               12th Floor, MC: 482-B12-C24
               Detroit, MI 48265
               Fax (313) 665-6351

          (f) in the case of COLT or the COLT Owner Trustee, to the COLT Owner Trustee at its Corporate Trust Office, as set forth below:

               Central Originating Lease Trust
               Deutsche Bank Trust Company Delaware
               1011 Centre Road, Suite 200
               Wilmington, DE 19805-1266

          with a copy to:

               Deutsche Bank Trust Company Americas,

               Attention: Corporate Trust & Agency Group- Structured Finance
                          Services
               60 Wall Street
               26th floor
               Mail Stop: NYC60-2606
               New York, NY 10005
               Phone (212) 250-2946
               Fax (212) 553-2462

          (g) in the case of the CARAT Owner Trustee, the CARAT Indenture Trustee, CARI, the Trust or any Rating Agency, as set forth for such person in Appendix B to the Trust Sale and Administration Agreement, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

          Where any COLT 2007-SN1 Basic Document provides for notice to COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is sent by electronic facsimile (with hard copy to follow via first class mail) or mailed by first class mail or sent by overnight courier, and shall be deemed to have been duly given upon receipt, to each COLT 2007-SN1 Secured Noteholder or COLT 2007-SN1 Certificateholder affected by such condition or event, at such Person's address as it appears on the Secured Note Register or Certificate Register, as applicable, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder shall affect the sufficiency of such notice with respect to other COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.


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